                                                                    EXHIBIT 3.2

                          BY-LAWS OF VHS NETWORK, INC.
                       (EFFECTIVE AS OF DECEMBER 18, 1995)
                                TABLE OF CONTENTS

         ARTICLE I - OFFICES....................................................................................-1-
                  Section 1.   Principal Office.................................................................-1-
                               ----------------
                  Section 2.   Other Offices....................................................................-1-
                               -------------

                  ARTICLE II - STOCKHOLDERS.....................................................................-1-
                  Section 1.    Annual Meeting..................................................................-1-
                                --------------
                  Section 2.    Special Meetings................................................................-1-
                                ----------------
                  Section 3.    Place of Meeting................................................................-1-
                                ----------------
                  Section 4.    Notice of Meeting...............................................................-1-
                                -----------------
                  Section 5.    Notice of Adjourned Meeting.....................................................-2-
                                ---------------------------
                  Section 6.    Waiver of Call and Notice of Meeting............................................-2-
                                ------------------------------------
                  Section 7.    Quorum..........................................................................-2-
                                ------
                  Section 8.    Adjournment.....................................................................-2-
                                -----------
                  Section 9.    Voting on Matters Other than Election of Directors..............................-3-
                                --------------------------------------------------
                  Section 10.  Voting for Directors.............................................................-3-
                               --------------------
                  Section 11.  Voting Lists.....................................................................-3-
                               ------------
                  Section 12.  Voting of Shares.................................................................-3-
                               ----------------
                  Section 13.  Proxies..........................................................................-3-
                               -------
                  Section 14.  Informal Action by Stockholders..................................................-4-
                               -------------------------------
                  Section 15.  Inspectors.......................................................................-4-
                               ----------

                  ARTICLE III  - BOARD OF DIRECTORS ............................................................-4-
                  Section 1.   General Powers...................................................................-4-
                               --------------
                  Section 2.   Number, Election, Tenure and Qualifications......................................-5-
                               -------------------------------------------
                  Section 3.   Annual Meeting...................................................................-5-
                               --------------
                  Section 4.   Regular Meetings.................................................................-5-
                               ----------------
                  Section 5.   Special Meetings.................................................................-5-
                               ----------------
                  Section 6.   Notice...........................................................................-5-
                               ------
                  Section 7.   Quorum...........................................................................-6-
                               ------
                  Section 8.   Adjournment; Quorum for Adjourned Meeting........................................-6-
                               -----------------------------------------
                  Section 9.   Manner of Acting.................................................................-6-
                               ----------------
                  Section 10. Removal...........................................................................-6-
                              -------
                  Section 11. Vacancies.........................................................................-6-
                              ---------
                  Section 12. Compensation......................................................................-6-
                              ------------
                  Section 13. Presumption of Assent.............................................................-6-
                              ---------------------
                  Section 14. Informal Action by Board..........................................................-6-
                              ------------------------
                  Section 15. Meeting by Telephone, Etc.........................................................-7-
                              -------------------------

                  ARTICLE IV - OFFICERS.........................................................................-7-

                          BY-LAWS OF VHS NETWORK, INC.
                       (EFFECTIVE AS OF DECEMBER 18, 1995)
                                TABLE OF CONTENTS


                  Section 1.  Number............................................................................-7-
                              ------
                  Section 2.  Appointment and Term of Office....................................................-7-
                              ------------------------------
                  Section 3.  Resignation.......................................................................-7-
                              -----------
                  Section 4.  Removal...........................................................................-7-
                              -------
                  Section 5.  Vacancies.........................................................................-7-
                              ---------
                  Section 6.  Duties of Officers................................................................-8-
                              ------------------
                  Section 7.  Salaries..........................................................................-8-
                              --------
                  Section 8.  Delegation of Duties..............................................................-8-
                              --------------------

                  ARTICLE V - EXECUTIVE AND OTHER COMMITTEES....................................................-8-
                  Section 1.   Creation of Committees...........................................................-8-
                               ----------------------
                  Section 2.   Executive Committee..............................................................-8-
                               -------------------
                  Section 3.   Other Committees.................................................................-9-
                               ----------------
                  Section 4.   Removal or Dissolution...........................................................-9-
                               ----------------------
                  Section 5.   Vacancies on Committees..........................................................-9-
                               -----------------------
                  Section 6.   Meetings of Committees...........................................................-9-
                               ----------------------
                  Section 7.   Absence of Committee Members.....................................................-9-
                               ----------------------------
                  Section 8.   Quorum of Committees.............................................................-9-
                               --------------------
                  Section 9.   Manner of Acting of Committees...................................................-9-
                               ------------------------------
                  Section 10.  Minutes of Committees............................................................-9-
                               ---------------------
                  Section 11.  Compensation....................................................................-10-
                               ------------
                  Section 12.  Informal Action.................................................................-10-
                               ---------------

                  ARTICLE VI - INDEMNIFICATION OF DIRECTORS AND OFFICERS.......................................-10-
                  Section 1.  General..........................................................................-10-
                              -------
                  Section 2.  Actions by or in the Right of the Corporation....................................-10-
                              ---------------------------------------------
                  Section 3.  Determination that Indemnification Is Proper.....................................-11-
                              --------------------------------------------
                  Section 4.  Evaluation and Authorization.....................................................-12-
                              ----------------------------
                  Section 5.  Prepayment of Expenses...........................................................-12-
                              ----------------------
                  Section 6.  Obligation to Indemnify..........................................................-12-
                              -----------------------
                  Section 7.  Nonexclusivity and Limitations...................................................-12-
                              ------------------------------
                  Section 8.  Continuation of Indemnification Right............................................-12-
                              -------------------------------------
                  Section 9.  Insurance........................................................................-13-
                              ---------

                  ARTICLE VII - INTERESTED PARTIES.............................................................-13-
                  Section 1.  General..........................................................................-13-
                              -------
                  Section 2.  Determination of Quorum..........................................................-13-
                              -----------------------
                  Section 3.  Approval by Stockholders.........................................................-14-
                              ------------------------

                  ARTICLE VIII - CERTIFICATES OF STOCK.........................................................-14-
                  Section 1.  Certificates for Shares..........................................................-14-
                              -----------------------
                  Section 2.  Signatures of Past Officers......................................................-15-
                              ---------------------------
                  Section 3.  Transfer Agents and Registrars...................................................-15-
                              ------------------------------
                  Section 4.  Transfer of Shares...............................................................-15-
                              ------------------
                  Section 5.  Lost Certificates................................................................-15-
                              -----------------

                         BY-LAWS OF VHS NETWORK, INC.
                       (EFFECTIVE AS OF DECEMBER 18, 1995)
                                TABLE OF CONTENTS



                  ARTICLE IX - RECORD DATE.....................................................................-15-
                  Section 1.  Record Date for Stockholder Actions..............................................-15-
                              -----------------------------------
                  Section 2.  Record Date for Dividend and Other Distributions.................................-16-
                              ------------------------------------------------

                  ARTICLE X - DIVIDENDS........................................................................-16-

                  ARTICLE XI - FISCAL YEAR.....................................................................-16-

                  ARTICLE XII - SEAL...........................................................................-16-

                  ARTICLE XIII - STOCK IN OTHER CORPORATIONS...................................................-16-

                  ARTICLE XIV - AMENDMENTS.....................................................................-17-

                  ARTICLE XV - EMERGENCY BY-LAWS...............................................................-17-
                  Section 1.  Scope of Emergency By-laws.......................................................-17-
                              --------------------------
                  Section 2.  Call and Notice of Meeting.......................................................-17-
                              --------------------------
                  Section 3.  Quorum and Voting................................................................-17-
                              -----------------
                  Section 4.  Appointment of Temporary Directors...............................................-17-
                              ----------------------------------
                  Section 5.  Modification of Lines of Succession..............................................-18-
                              -----------------------------------
                  Section 6.  Change of Principal Office.......................................................-18-
                              --------------------------
                  Section 7.  Limitation of Liability..........................................................-18-
                              -----------------------
                  Section 8.  Amendment or Repeal..............................................................-18-
                              -------------------

                  ARTICLE XVI - PRECEDENCE OF LAW AND
                  ARTICLES OF INCORPORATION....................................................................-18-

                          BY-LAWS OF VHS NETWORK, INC.
                       (Effective as of December 18, 1995)

ARTICLE I - OFFICES

         Section 1. Principal Office. The principal office of VHS NETWORK, INC. (the "Corporation") shall be 1428 Brickell Avenue, 8th Floor, Miami, Florida
33131 or such place within or without the State of Florida as the Board of Directors of the Corporation (the "Board of Directors" or the "Board") shall from time to time determine.

         Section 2. Other Offices. The Corporation may also have offices at such other places both within and without the State of Florida as the Board of Directors or the officers of the Corporation acting within their authority may from time to time determine or the business of the Corporation may require.

ARTICLE II - STOCKHOLDERS

         Section 1. Annual Meeting. The annual meeting of the stockholders shall be held between January 1 and December 31, inclusive, in each year for the purpose of electing directors and for the transaction of such other proper business as may come before the meeting. The exact date of the meeting shall be established by the Board of Directors from time to time.

         Section 2. Special Meetings. Special meetings of the stockholders may be called, for any purpose or purposes, by the Board of Directors or the President. Special meetings of the stockholders shall be called by the President, the President or the Secretary if the holders of not less than ten
(10) percent of all the votes entitled to be cast on any issue proposed to be considered at such special meeting sign, date and deliver to the Secretary one or more written demands for a special meeting, describing the purpose(s) for which it is to be held. Special meetings of the stockholders of the Corporation may not be called by any other person or persons. Notice and call of any such special meeting shall state the purpose or purposes of the proposed meeting, and business transacted at any special meeting of the stockholders shall be limited to the purposes stated in the notice thereof.

         Section 3. Place of Meeting. The Board of Directors may designate any place, either within or without the State of Florida, as the place of meeting for any annual or special meeting of the stockholders. If no designation is made, the place of meeting shall be the principal office of the Corporation.

         Section 4. Notice of Meeting. Written notice stating the place, day and hour of an annual or special meeting and, in the case of a special meeting, the purpose or purposes for which it is called shall be given no fewer than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting, except that no notice of a meeting need be given to any stockholders for which notice is not required to be given under applicable law. Notice may be delivered personally, via United States mail, facsimile or other electronic transmission, or by private mail carriers handling nationwide mail services, by or at the direction of the President, the Secretary, the Board of Directors, or the person(s) calling the meeting. If mailed via United States mail, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the stockholder at the stockholder's address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid. If the notice is mailed at least thirty (30) days before the date of the meeting, the mailing may be by a class of United States mail other than first class.

         Section 5. Notice of Adjourned Meeting. If a stockholders' meeting is adjourned to a different date, time or place, notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken; and any business may be transacted at the adjourned meeting that might have been transacted on the original date of the meeting. If, however, a new record date for the adjourned meeting is or must be fixed under law, notice of the adjourned meeting must be given to persons who are stockholders as of the new record date and who are otherwise entitled to notice of such meeting.

         Section 6. Waiver of Call and Notice of Meeting. Call and notice of any stockholders' meeting may be waived by any stockholder before or after the date and time stated in the notice. Such waiver must be in writing signed by the stockholder and delivered to the Corporation. Neither the business to be transacted at nor the purpose of any meeting need be specified in such waiver. A stockholder's attendance at a meeting (a) waives such stockholder's ability to object to lack of notice or defective notice of the meeting, unless the stockholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting, and (b) waives such stockholder's ability to object to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the stockholder objects to considering the matter when it is presented.

         Section 7. Quorum. Except as otherwise provided in these By-laws or in the Articles of Incorporation of the Corporation, a majority (based on voting) of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at any meeting of the stockholders. Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting, unless a new record date is or must be set for that adjourned meeting; and the withdrawal of stockholders after a quorum has been established at a meeting shall not affect the validity of any action taken at the meeting or any adjournment thereof.

         Section 8. Adjournment; Quorum for Adjourned Meeting. If less than a majority (based on voting) of the outstanding shares are represented at a meeting, a majority (based on voting) of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally noticed.

         Section 9. Voting on Matters Other than Election of Directors. At any meeting at which a quorum is present, action on any matter other than the election of directors shall be approved if the votes cast by the holders of shares represented at the meeting and entitled to vote on the subject matter favoring the action exceed the votes cast opposing the action, unless a greater number of affirmative votes or voting by classes is required by law, the Articles of Incorporation of the Corporation or these By-laws.

         Section 10. Voting for Directors. Directors shall be elected by a plurality of the votes cast by the shares entitled to vote at a meeting at which a quorum is present.

         Section 11. Voting Lists. At least ten (10) days prior to each meeting of stockholders, the officer or agent having charge of the stock transfer books for shares of the Corporation shall make a complete list of the stockholders entitled to vote at such meeting, or any adjournment thereof, with the address and the number, class and series (if any) of shares held by each. The list shall be subject to inspection by any stockholder during normal business hours for at least ten (10) days prior to the meeting. The list also shall be available at the meeting and shall be subject to inspection by any stockholder at any time during the meeting or its adjournment. The list shall be prima facie evidence as to who are the stockholders entitled to examine such list or the transfer books and to vote at any meeting of the stockholders. If the requirements of this Section have not been substantially complied with, the meeting shall be adjourned on the demand of any stockholder(in person or by proxy) until there has been substantial compliance with the requirements. If no demand for adjournment is made, failure to comply with the requirements of this Section does not affect the validity of any action taken at the meeting.

         Section 12. Voting of Shares. Except as otherwise provided in the Articles of Incorporation of the Corporation, each stockholder entitled to vote shall be entitled at every meeting of the stockholders to one vote in person or by proxy on each matter for each share of voting stock held by such stockholder. Such right to vote shall be subject to the right of the Board of Directors to fix a record date for voting stockholders as hereinafter provided. Treasury shares, and shares of stock of the Corporation owned directly or indirectly by another corporation the majority of the voting stock of which is owned or controlled by the Corporation, shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares.

         Section 13. Proxies. At all meetings of stockholders, a stockholder may vote by proxy, executed in writing and delivered to the Corporation in the original or as a true and correct copy of the original or by the stockholder's duly authorized attorney-in-fact. No proxy shall be valid after eleven (11) months from its date, unless the proxy provides for a longer period. Each proxy shall be filed with the Secretary before or at the time of the meeting. A proxy may be revoked at the pleasure of the record owner of the shares to which it relates, unless the proxy provides otherwise. In the event that a proxy shall designate two or more persons to act as proxies, a majority of such persons present at the meeting, or, if only one is present, that one, shall have all of the powers conferred by the proxy upon all the persons so designated, unless the instrument shall provide otherwise.

         Section 14. Informal Action by Stockholders. Unless otherwise provided in the Articles of Incorporation of the Corporation, any action required or permitted to be taken at a meeting of the stockholders may be taken by means of one or more written consents that satisfy the requirements set forth below. In such event, no meeting, prior notice or formal vote shall be required. To be effective, a written consent (which may be in one or more counterparts) shall set forth the action taken and shall be signed by stockholders holding shares representing not less than the minimum number of votes of each voting group entitled to vote thereon that would be necessary to authorize or take such action at a meeting at which all voting groups and shares entitled to vote thereon were present and voted. No written consent shall be effective unless, within sixty (60) days of the date of the earliest dated consent delivered to the Secretary, written consent signed by the number of stockholders required to take action is delivered to the Secretary. If authorization of an action is obtained by one or more written consents but less than all stockholders so consent, then within ten (10) days after obtaining the authorization of such action by written consents, notice must be given to each stockholder who did not consent in writing and to each stockholder who is not entitled to vote on the action. The notice shall fairly summarize the material features of the authorized action and, if the action be such for which dissenters' rights are provided under the Florida Business Corporation Act, the notice shall contain a clear statement of the right of stockholders dissenting therefrom to be paid the fair value of their shares upon compliance with the provisions of the Florida Business Corporation Act regarding the rights of dissenting stockholders.

         Section 15. Inspectors. For each meeting of the stockholders, the Board of Directors or the President may appoint two inspectors to supervise the voting. If inspectors are so appointed, all questions respecting the qualification of any vote, the validity of any proxy and the acceptance or rejection of any vote shall be decided by such inspectors. Before acting at any meeting, the inspectors shall take an oath to execute their duties with strict impartiality and according to the best of their ability. If any inspector shall fail to be present or shall decline to act, the President shall appoint another inspector to act in his or her place. In case of a tie vote by the inspectors on any question, the presiding officer shall decide the issue.

ARTICLE III  - BOARD OF DIRECTORS

         Section 1. General Powers. The business and affairs of the Corporation shall be managed by its Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, the articles of Incorporation of the Corporation or these By-laws directed or required to be exercised or done only by the stockholders.

         Section 2. Number, Election, Tenure and Qualifications. The number of directors of the Corporation shall be not less than one (1) nor more than seven
(7). The exact number of directors shall be fixed by resolution adopted by a vote of a majority of the then authorized number of directors; provided that no decrease in the number of directors shall have the effect of shortening the term of any then incumbent director. At each annual meeting of stockholders, the stockholders shall elect directors to hold office until the next succeeding annual meeting. Each director shall hold office until his or her term of office expires and until such director's successor is elected and qualifies, unless such director sooner dies, resigns or is removed by the stockholders at any annual or special meeting. It shall not be necessary for directors to be stockholders or residents of the State of Florida. All directors shall be natural persons who are 18 years of age or older.

         Section 3. Annual Meeting. Promptly after each annual meeting of stockholders, the Board of Directors shall hold its annual meeting for the purpose of the election of officers and the transaction of such other business as may come before the meeting. If such meeting is held at the same place as and immediately following such annual meeting of stockholders and if a majority of the directors are present at such place and time, no prior notice of such meeting shall be required to be given to the directors.

         Section 4. Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall be determined from time to time by the Board of Directors.

         Section 5. Special Meetings. Special meetings of the Board of Directors may be called by the President or any two directors. The person or persons authorized to call special meetings of the Board of directors may fix the place for holding any special meetings of the Board of directors called by such person or persons. If no such designation is made, the place of meeting shall be the principal office of the Corporation.

         Section 6. Notice. Whenever notice of a meeting is required, written notice stating the place, day and hour of the meeting shall be delivered at least two (2) days prior thereto to each director, either personally, or by first-class United States mail, facsimile or other form of electronic communication, or by private mail carriers handling nationwide mail services, to the director's business address. If notice is given by first-class United States mail, such notice shall be deemed to be delivered five (5) days after deposited in the United States mail so addressed with postage thereon prepaid or when received, if such date is earlier. If notice is given by facsimile transmission or other form of electronic communication or by private mail carriers handling nationwide mail services, such notice shall be deemed to be delivered when received by the director. Any director may waive notice of any meeting, either before, at or after such meeting. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened and so states at the beginning of the meeting or promptly upon arrival at the meeting.

         Section 7. Quorum. A majority of the total number of directors as determined from time to time to comprise the Board of Directors shall constitute a quorum.

         Section 8. Adjournment; Quorum for Adjourned Meeting. If less than a majority of the total number of directors are present at a meeting, a majority of the directors so present may adjourn the meeting from time to time without further notice. At any adjourned meeting at which a quorum shall be present, any business may be transacted that might have been transacted at the meeting as originally noticed.

         Section 9. Manner of Acting. If a quorum is present when a vote is taken, the act of a majority of the directors present at the meeting shall be the act of the Board of Directors unless otherwise provided in the Articles of Incorporation of the Corporation.

         Section 10. Removal. Any director may be removed by the stockholders, with or without cause, at any meeting of the stockholders called expressly for that purpose. Any such removal shall be without prejudice to the contract rights, if any, of the person removed.

         Section 11. Vacancies. Any vacancy occurring in the Board of Directors, including any vacancy created by reason of an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board of Directors, or by the stockholders, unless otherwise provided in the Articles of Incorporation of the Corporation. The term of a director elected to fill a vacancy shall expire at the next following annual meeting of stockholders, and the person elected shall hold office until such time and until such director's successor is elected and qualifies, unless such director sooner dies, resigns or is removed by the stockholders at any annual or special meeting.

         Section 12. Compensation. By resolution of the Board of Directors, the directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors, and may be paid a fixed sum for attendance at each meeting of the Board of Directors, a stated salary as directors and/or such other reasonable compensation as may be determined by the Board from time to time. No payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

         Section 13. Presumption of Assent. A director of the Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless such director objects at the beginning of the meeting (or promptly upon his or her arrival) to the holding of the meeting or the transacting of specified business at the meeting or such director votes against such action or abstains from voting in respect of such matter.

         Section 14. Informal Action by Board. Any action required or permitted to be taken by any provisions of law, the Articles of Incorporation of the Corporation or these By-laws at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if each and every member of the Board or of such committee, as the case may be, signs a written consent thereto and such written consent is filed in the minutes of the proceedings of the Board or such committee, as the case may be. Action taken under this section is effective when the last director signs the consent, unless the consent specifies a different effective date, in which case it is effective on the date so specified.

         Section 15. Meeting by Telephone, Etc. Directors or the members of any committee thereof shall be deemed present at a meeting of the Board of Directors or of any such committee, as the case may be, if the meeting is conducted using a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time.

ARTICLE IV - OFFICERS

         Section 1. Number. The officers of the Corporation shall consist of a President, a Secretary and a Treasurer, each of whom shall be appointed by the Board of Directors. The Board of Directors may also appoint one or more vice presidents, one or more assistant secretaries and assistant treasurers and such other officers as the Board of Directors shall deem appropriate. The same individual may simultaneously hold more than one office in the Corporation.

         Section 2. Appointment and Term of Office. The officers of the Corporation shall be appointed annually by the Board of Directors at its annual meeting. If the appointment of officers shall not be made at such meeting, such appointment shall be made as soon thereafter as is convenient. Each officer shall hold office until such officer's successor is appointed and qualifies, unless such officer sooner dies, resigns or is removed by the Board. The appointment of an officer does not itself create contract rights. The failure to elect a President, a Secretary or a Treasurer shall not affect the existence of the Corporation.

         Section 3. Resignation. An officer may resign at any time by delivering notice to the Corporation. A resignation shall be effective when the notice is delivered unless the notice specifies a later effective date. An officer's resignation shall not affect the Corporation's contract rights, if any, with the officer.

         Section 4. Removal. The Board of Directors may remove any officer at any time with or without cause. An officer's removal shall not affect the officer's contract rights, if any, with the Corporation.

         Section 5. Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or otherwise may be filled by the Board of Directors for the unexpired portion of the term.

         Section 6. Duties of Officers. (a) The President of the Corporation shall be the chief executive officer of the Corporation and shall, subject to the direction of the Board, have general charge of the business and affairs of the Corporation and shall preside at all meetings of the Board of Directors and of the stockholders; (b) the Secretary shall be responsible for preparing minutes of the directors' and stockholders' meetings and for authenticating records of the Corporation; (c) the Treasurer shall (i) have charge and custody of and be responsible for all funds of the Corporation and (ii) receive and give receipts for monies due and payable to the Corporation from any source whatsoever, and deposit monies in the name of the Corporation in the banks, trust companies or other depositories as shall be selected by the Corporation; and (d) subject to the foregoing, the officers of the Corporation shall have such powers and duties as ordinarily pertain to their respective offices and such additional powers and duties specifically conferred by law, the Articles of Incorporation of the Corporation and these Bylaws, or as may be assigned to them from time to time by the Board of Directors or an officer authorized by the Board of Directors to prescribe the duties of other officers.

         Section 7. Salaries. The salaries of the officers shall be fixed from time to time by the Board of Directors, and no officer shall be prevented from receiving a salary by reason of the fact that the officer is also a director of the Corporation.

         Section 8. Delegation of Duties. In the absence or disability of any officer of the Corporation, or for any other reason deemed sufficient by the Board of Directors, the Board may delegate the powers or duties of such officer to any other officer or to any other director for the time being.

ARTICLE V - EXECUTIVE AND OTHER COMMITTEES

         Section 1. Creation of Committees.The Board of Directors may designate an Executive Committee and one or more other committees. Each committee so designated shall consist of two (2) or more of the directors of the Corporation.

         Section 2. Executive Committee. The Executive Committee, if there shall be one, shall consult with and advise the officers of the Corporation in the management of its business. It shall have, and may exercise, except to the extent otherwise provided in the resolution of the Board of Directors creating such Executive Committee, such powers of the Board of Directors as can be lawfully delegated by the Board. Included solely for information purposes, the following is a list of the actions that, under Florida law in effect at the time of the adoption of these By-laws, may not be delegated to a committee, but the list shall be deemed automatically revised without further action by the Board of Directors or the stockholders of this Corporation upon and to the extent of any amendment to such law: (a) approve or recommend to stockholders actions or proposals required by law to be approved by stockholders; (b) fill vacancies on the Board of Directors or any committee of the Board; (c) adopt, amend or repeal these By-laws; (d) authorize or approve the reacquisition of shares unless pursuant to a general formula or method specified by the Board of Directors; or
(e) authorize or approve the issuance or sale of shares, or any contract to sell shares, or designate the terms of a series or class of shares.

         Section 3. Other Committees. Such other committees, to the extent provided in the resolution or resolutions creating them, shall have such functions and may exercise such powers of the Board of Directors as can be lawfully delegated by the Board. Notwithstanding the foregoing, no committee shall have the authority to take any action listed in subsections (a) through
(e), inclusive, of Section 2 of this Article V.

         Section 4. Removal or Dissolution. Any Committee of the Board of directors may be dissolved by the Board at any meeting; and any member of such committee may be removed by the Board of Directors with or without cause. Such removal shall be without prejudice to the contract rights, if any, of the person so removed.

         Section 5. Vacancies on Committees. Vacancies on any committee of the Board of Directors shall be filled by the Board of Directors at any meeting.

         Section 6. Meetings of Committees. Regular meetings of any committee of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by such committee. Special meetings of any such committee may be called by any member thereof upon two (2) days notice of the date, time and place of the meeting given to each of the other members of such committee, or on such shorter notice as may be agreed to in writing by each of the other members of such committee. Notice shall be given either personally or in the manner provided in Section 6 of Article III of these By-laws (pertaining to notice for directors' meetings).

         Section 7. Absence of Committee Members. The Board of Directors may designate one or more directors as alternate members of any committee of the Board of Directors, who may replace at any meeting of such committee any member not able to attend.

         Section 8. Quorum of Committees. At all meetings of committees of the Board of Directors, a majority of the total number of members of the committee as determined from time to time shall constitute a quorum for the transaction of business.

         Section 9. Manner of Acting of Committees. If a quorum is present when a vote is taken, the act of a majority of the members of any committee of the Board of Directors present at the meeting shall be the act of such committee.

         Section 10.Minutes of Committees. Each committee of the Board of directors shall keep regular minutes of its proceedings and report the same to the Board of Directors when requested.

         Section 11.Compensation. Members of any committee of the Board of Directors may be paid compensation in accordance with the provisions of Section 12 of Article III of these By-laws (pertaining to compensation of directors).

         Section 12.Informal Action. Any committee of the Board of Directors may take such informal action and hold such informal meetings as allowed by the provisions of Sections 14 and 15 of Article III of these By-laws.

ARTICLE VI - INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Section 1.  General.
                     -------

         (a) To the fullest extent permitted by law and consistent with the principles set forth in Section 1(c) below, the Corporation shall indemnify any person who is or was a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or other type of proceeding (other than an action by or in the right of the Corporation), whether civil, criminal, administrative, investigative or otherwise, and whether formal or informal, by reason of the fact that such person is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, trustee or fiduciary of another corporation, partnership, joint venture, trust (including without limitation an employee benefit trust),or other enterprise.

         (b) To the fullest extent permitted by law and consistent with the principles set forth in Section 1(c) below, the Corporation shall be entitled but shall not be obligated to indemnify any person who is or was a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or other type of proceeding (other than an action by or in the right of the Corporation), whether civil, criminal, administrative, investigative or otherwise, and whether formal or informal, by reason of the fact that such person is or was an employee or agent of the Corporation or is or was serving at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

         (c) Any person for whom indemnification is required or authorized under
Section 1(a) or Section 1(b) above shall be indemnified against all liabilities, judgments, amounts paid in settlement, penalties, fines (including an excise tax assessed with respect to any employee benefit plan) and expenses (including attorneys' fees, paralegals' fees and court costs) actually and reasonably incurred in connection with any such action, suit or other proceeding, including any appeal thereof. Indemnification shall be available only if the person to be indemnified acted in good faith and in a manner such person reasonably believed to be in, or not opposed to, the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. The termination of any such action, suit or other proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner that such person reasonably believed to be in, or not opposed to, the best interests of the Corporation or, with respect to any criminal action or proceeding, had reasonable cause to believe that such person's conduct was unlawful.

         Section 2.  Actions by or in the Right of the Corporation.
                     ---------------------------------------------

         (a) To the fullest extent permitted by law and consistent with the principles set forth in Section 2(c) below, the Corporation shall indemnify any person who is or was a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or other type of proceeding (as further described in Section 1 of this Article VI) by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, trustee or fiduciary of another corporation, partnership, joint venture, trust or other enterprise.

         (b) To the fullest extent permitted by law and consistent with the principles set forth in Section 2(c) below, the Corporation shall be entitled but shall not be obligated to indemnify any person who is or was a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or other type of proceeding (as further described in Section 1 of this Article VI) by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was an employee or agent of the Corporation or is or was serving at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

         (c) Any person for whom indemnification is required or authorized under
Section 2(a) or Section 2(b) above shall be indemnified against expenses (including attorneys' fees, paralegals' fees and court costs) and amounts paid in settlement not exceeding, in the judgment of the Board of directors, the estimated expenses of litigating the action, suit or other proceeding to conclusion, that are actually and reasonably incurred in connection with the defense or settlement of such action, suit or other proceeding, including any appeal thereof. Indemnification shall be available only if the person to be indemnified acted in good faith and in a manner such person reasonably believed to be in, or not opposed to, the best interests of the Corporation.
Notwithstanding  the  foregoing,  no  indemnification  shall be made  under this
Section 2 in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable unless, and only to the extent that, the court in which such action, suit or other proceeding was brought, or any other court of competent jurisdiction, shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses that such court shall deem proper.

         Section 3. Determination that Indemnification Is Proper. Indemnification pursuant to Section 1 or Section 2 of this Article VI, unless made under the provisions of Section 6 of this Article VI or unless otherwise made pursuant to a determination by a court, shall be made by the Corporation only as authorized in the specific case upon a determination that the indemnification is proper in the circumstances because the indemnified person has met the applicable standard of conduct set forth in Section 1 or Section 2 of this Article VI. Such determination shall be made under one of the following procedures: (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to the action, suit or other proceeding to which the indemnification relates; (b) if such a quorum is not obtainable or, even if obtainable, by majority vote of a committee duly designated by the Board of Directors (the designation being one in which directors who are parties may participate) consisting solely of two or more directors not at the time parties to such action, suit or other proceeding; (c) by independent legal counsel (i) selected by the Board of directors in accordance with the requirements of subsection (a) or by a committee designated under subsection (b) or (ii) if a quorum of the directors cannot be obtained and a committee cannot be designated, selected by majority vote of the full Board of Directors (the vote being one in which directors who are parties may participate); or (d) by the stockholders by a majority vote of a quorum consisting of stockholders who were not parties to such action, suit or other proceeding or, if no such quorum is obtainable, by a majority vote of stockholders who were not parties to such action, suit or other proceeding.

         Section 4. Evaluation and Authorization. Evaluation of the reasonableness of expenses and authorization of indemnification shall be made in the same manner as is prescribed in Section 3 of this Article VI for the determination that indemnification is permissible; provided, however, that if the determination as to whether indemnification is permissible is made by independent legal counsel, the persons who selected such independent legal counsel shall be responsible for evaluating the reasonableness of expenses and may authorize indemnification.

         Section 5. Prepayment of Expenses. Expenses (including attorneys' fees, paralegals' fees and court costs) incurred by a director or officer in defending a civil or criminal action, suit or other proceeding referred to in Section 1 or
Section 2 of this Article VI shall be paid by the Corporation in advance of the final disposition thereof, but only upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if such person is ultimately found not to be entitled to indemnification by the Corporation pursuant to this Article VI.

         Section 6. Obligation to Indemnify. To the extent that a director or officer has been successful on the merits or otherwise in defense of any action, suit or other proceeding referred to in Section 1 or Section 2 of this Article VI, or in the defense of any claim, issue or matter therein, such person shall, upon application, be indemnified against expenses (including attorneys' fees, paralegals' fees and court costs) actually and reasonable incurred by such person in connection therewith.

         Section 7. Nonexclusivity and Limitations. The indemnification and advancement of expenses provided pursuant to this Article VI shall not be deemed exclusive of any other rights to which a person may be entitled under any law, By-law, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in such person's official capacity and as to action in any other capacity while holding office with the Corporation. Such indemnification and advancement of expenses shall continue as to any person who has ceased to be a director or officer and shall inure to the benefit of such person's heirs and personal representatives. The Board of Directors may, at any time, approve indemnification of or advancement of expenses to any other person that the Corporation has the power by law to indemnify. In all cases not specifically provided for in this Article VI, indemnification or advancement of expenses shall not be made to the extent that such indemnification or advancement of expenses is expressly prohibited by law.

         Section 8.  Continuation of Indemnification Right.
                     -------------------------------------

         (a) The right of indemnification and advancement of expenses under this
Article VI for directors and officers shall be a contract right inuring to the benefit of the directors and officers entitled to be indemnified hereunder. No amendment or repeal of this Article VI shall adversely affect any right of such director or officer existing at the time of such amendment or repeal. Indemnification and advancement of expenses as provided for in this article VI shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such person.

         (b) Unless expressly otherwise provided when authorized or ratified by this Corporation, indemnification and advancement of expenses that have been specifically authorized and approved by the Corporation for a particular employee or agent shall continue as to a person who has ceased to bean employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

         (c) For purposes of this Article VI, the term "corporation"includes, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director or officer of a constituent corporation, or is or was serving at the request of a constituent corporation as a director, officer, employee, agent, trustee or fiduciary of another corporation, partnership, joint venture, trust or other enterprise, is in the same position under this Article VI with respect to the resulting or surviving corporation as such person would have been with respect to such constituent corporation if its separate existence had continued.

         Section 9. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, trustee, fiduciary, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Such insurance may cover any liability asserted against such person and incurred by such person in any such capacity or arising out of such person's status as such, whether or not the Corporation is obligated to or would have the power to indemnify such person against the liability under Section 1 or Section 2 of this
Article VI.

ARTICLE VII - INTERESTED PARTIES

         Section 1. General. No contract or other transaction between the Corporation and any one or more of its directors or any other corporation, firm, association or entity in which one or more of its directors are directors or officers or are financially interested shall be either void or voidable because of such relationship or interest, because such director or directors were present at the meeting of the Board of Directors or of a committee thereof that authorizes, approves or ratifies such contract or transaction, or because such director's or directors' votes are counted for such purpose, as long as one or more of the following requirements is satisfied: (a) the fact of such relationship or interest is disclosed or known to the Board of Directors or committee that authorizes, approves or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes or consents of such interested directors; (b) the fact of such relationship or interest is disclosed or known to the stockholders entitled to vote on the matter, and they authorize, approve or ratify such contract or transaction by vote or written consent; or (c) the contract or transaction is fair and reasonable as to the Corporation at the time it is authorized by the Board of Directors, a committee thereof or the stockholders.

         Section 2. Determination of Quorum. Common or interested directors maybe counted in determining the presence of a quorum at a meeting of the Board of directors or a committee thereof that authorizes, approves or ratifies a contract or transaction referred to in Section 1 of this Article VII.

         Section 3. Approval by Stockholders. For purposes of Section 1(b) of this Article VII, a conflict of interest transaction shall be authorized, approved or ratified if it receives the vote of a majority of the shares entitled to be counted under this Section 3. Shares owned by or voted under the control of a director who has a relationship or interest in the transaction described in Section 1 of this Article VII may not be counted in a vote of stockholders to determine whether to authorize, approve or ratify a conflict of interest transaction under Section 1(b) of this Article VII. The vote of the shares owned by or voted under the control of a director who has a relationship or interest in the transaction described in Section 1 of this Article VII shall be counted, however, in determining whether the transaction is approved under other sections of these By-laws and applicable law. A majority of those shares that would be entitled, if present, to be counted in a vote on the transaction under this Section 3 shall constitute a quorum for the purpose of taking action under this Section 3.

ARTICLE VIII - CERTIFICATES OF STOCK

         Section 1. Certificates for Shares. Shares may but need not be represented by certificates. The rights and obligations of stockholders shall be identical whether or not their shares are represented by certificates. If shares are represented by certificates, each certificate shall be in such form as the Board of Directors may from time to time prescribe and shall be signed (either manually or in facsimile) by the President (and may be signed (either manually or in facsimile) by the Secretary or an Assistant secretary and/or sealed with the seal of the Corporation or its facsimile). Each certificate shall set forth the holder's name and the number of shares represented by the certificate, and shall state such other matters as may be required by law. The certificates shall be numbered and entered on the books of the Corporation as they are issued. If shares are not represented by certificates, then, within a reasonable time after issue or transfer of shares without certificates, the Corporation shall send the stockholder a written statement in such form as the Board of Directors may from time to time prescribe, certifying as to the number of shares owned by the stockholder and as to such other information as would have been required to be on certificates for such shares. If and to the extent the Corporation is authorized to issue shares of more than one class or more than one series of any class, every certificate representing shares shall set forth or fairly summarize upon the face or back of the certificate, or shall state that the Corporation will furnish to any stockholder upon request and without charge a full statement of: (a) the designations, relative rights, preferences and limitations of the shares of each class or series authorized to be issued; (b) the variations in rights, preferences and limitations between the shares of each such series, if the Corporation is authorized to issue any preferred or special class in series insofar as the same have been fixed and determined; and (c) the authority of the Board of Directors to fix and determine the variations, relative rights and preferences of future series.

         Section 2. Signatures of Past Officers. If the person who signed (either manually or in facsimile) a share certificate no longer holds office when the certificate is issued, the certificate shall nevertheless be valid.

         Section 3. Transfer Agents and Registrars. The Board of Directors may, in its discretion, appoint responsible banks or trust companies in such city or cities as the Board may deem advisable from time to time to act as transfer agents and registrars of the stock of the Corporation. When such appointments shall have been made, no stock certificate shall be valid until countersigned by one of such transfer agents and registered by one of such registrars.

         Section 4. Transfer of Shares. Transfers of shares of the Corporation shall be made upon its books by the holder of the shares in person or by the holder's lawfully constituted representative, upon surrender of the certificate of stock for cancellation if such shares are represented by a certificate of stock or by delivery to the Corporation of such evidence of transfer as may be required by the Corporation if such shares are not represented by certificates. The person in whose name shares stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes; and the Corporation shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, save as expressly provided by the laws of the State of Florida.

         Section 5. Lost Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation and alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or the owner's legal representative, to pay a reasonable charge for issuing the new certificate, to advertise the matter in such manner as it shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed.

ARTICLE IX - RECORD DATE

         Section 1. Record Date for Stockholder Actions. The Board of Director is authorized from time to time to fix in advance a date as the record date for the determination of the stockholders entitled to notice of and to vote at any meeting of the stockholders and any adjournment thereof (unless a new record date must be established by law for such adjourned meeting), or of the stockholders entitled to give such consent or take such action, as the case maybe. In no event may a record date so fixed by the Board of Directors precede the date on which the resolution establishing such record date is adopted by the Board of Directors; and such record date may not be more than seventy (70) nor less than ten (10) days before the date of any meeting of the stockholders, before a date in connection with the obtaining of the consent of stockholders for any purpose, or before the date of any other action requiring a determination of the stockholders. Only those stockholders listed as stockholders of record as of the close of business on the date so fixed as the record date shall be entitled to notice of and to vote at such meeting and any adjournment thereof, or to exercise such rights or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid. If the Board of Directors fails to establish a record date as provided herein, the record date shall be deemed to be the date ten (10) days prior to the date of the stockholders' meeting.

         Section 2. Record Date for Dividend and Other Distributions. The Board of Directors is authorized from time to time to fix in advance a date as the record date for the determination of the stockholders entitled to receive a dividend or other distribution. Only those stockholders listed as stockholders of record as of the close of business on the date so fixed as the record date shall be entitled to receive the dividend or other distribution, as the case maybe, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid. If the Board of Directors fails to establish a record date as provided herein, the record date shall be deemed to be the date of authorization of the dividend or other distribution.

ARTICLE X - DIVIDENDS

         The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares of capital stock in the manner and upon the terms and conditions provided by the Articles of Incorporation of the Corporation and by law. Subject to the provisions of the articles of Incorporation of the Corporation and to law, dividends may be paid in cash or property, including shares of stock or other securities of the Corporation.

ARTICLE XI - FISCAL YEAR

         The fiscal year of the Corporation shall be the period selected by the Board of Directors as the fiscal year. Unless and until changed by the Board of directors, the fiscal year of the Corporation shall end on December 31 of each year.

ARTICLE XII - SEAL

         The corporate seal shall have the name of the  Corporation and the word
"SEAL"  inscribed  thereon.  It  may  be  a  facsimile,   engraved,  printed  or
impressioned.

ARTICLE XIII - STOCK IN OTHER CORPORATIONS

         Shares of stock in other corporations held by the Corporation shall be voted by such officer or officers or other agent of the Corporation as the Board of Directors shall from time to time designate for the purpose or by a proxy thereunto duly authorized by said Board.

ARTICLE XIV - AMENDMENTS

         These By-laws may be altered, amended or repealed and new By-laws maybe adopted either by the Board of Directors or by the holders of a majority of the issued and outstanding shares of stock of the Corporation entitled to vote; provided, however, that the Board of Directors may not alter, amend or repeal any By-law adopted by the stockholders if the stockholders specifically provide that the By-law is not subject to amendment or repeal by the Board.

ARTICLE XV - EMERGENCY BY-LAWS

         Section 1. Scope of Emergency By-laws. The emergency By-laws provided in this Article XV shall be operative during any emergency, notwithstanding any different provision set forth in the preceding Articles hereof; provided, however, that to the extent not inconsistent with the provisions of this Article XV and the emergency By-laws, the By-laws provided in the preceding Articles shall remain in effect during such emergency. For purposes of the emergency By-law provisions of this Article XV, an emergency shall exist if a quorum of the Corporation's directors cannot readily be assembled because of some catastrophic event. Upon termination of the emergency, these emergency By-laws shall cease to be operative.

         Section 2. Call and Notice of Meeting. During any emergency, a meeting of the Board of Directors may be called by any officer or director of the Corporation. Notice of the date, time and place of the meeting shall be given by the person calling the meeting to such of the directors as it may be feasible to reach by any available means of communication. Such notice shall be given at such time in advance of the meeting as circumstances permit in the judgment of the person calling the meeting.

         Section 3. Quorum and Voting. At any such meeting of the Board of directors, a quorum shall consist of any one or more directors, and the act of the majority of the directors present at such meeting shall be the act of the Corporation.

         Section 4.  Appointment of Temporary Directors.
                     ----------------------------------

         (a) The director or directors who are able to be assembled at a meeting of directors during an emergency may assemble for the purpose of appointing, if such directors deem it necessary, one or more temporary directors (the "Temporary Directors") to serve as directors of the Corporation during the term of any emergency.

         (b) If no directors are able to attend a meeting of directors during an emergency, then such stockholders as may reasonably be assembled shall have the right, by majority vote of those assembled, to appoint Temporary Directors to serve on the Board of Directors until the termination of the emergency.

         (c) If no stockholders can reasonably be assembled in order to conduct a vote for Temporary Directors, then the President or his or her successor as determined under an emergency succession plan adopted by the Board of Directors under Section 5 of this Article XV shall be deemed a Temporary Director of the Corporation, and such President or his or her successor, as the case may be, shall have the right to appoint additional Temporary Directors to serve with him or her on the Board of Directors of the Corporation during the term of the emergency.

         (d) Temporary Directors shall have all of the rights, duties and obligations of directors appointed pursuant to Article III hereof; provided, however, that a Temporary Director may be removed from the Board of Directors at any time by the person or persons responsible for appointing such Temporary Director, or by vote of the majority of the stockholders present at any meeting of the stockholders during an emergency. In any event, the Temporary Director shall automatically be deemed to have resigned from the Board of Directors upon the termination of the emergency in connection with which the Temporary Director was appointed.

         Section 5. Modification of Lines of Succession. Either before or during any emergency, the Board of Directors may provide, and from time to time modify lines of succession in the event that during such an emergency any or all officers or agents of the Corporation shall for any reason be rendered incapable of discharging their duties.

         Section 6. Change of Principal Office. The Board of Directors may, either before or during any such emergency, and effective during such emergency, change the principal office of the Corporation or designate several alternative head offices or regional offices, or authorize the officers of the Corporation to do so.

         Section 7. Limitation of Liability. No officer, director or employee acting in accordance with these emergency By-laws during an emergency shall be liable except for willful misconduct.

         Section 8. Amendment or Repeal. These emergency By-laws shall be subject to amendment or repeal by further action of the Board of Directors or by action of the stockholders, but no such amendment or repeal shall modify the provisions of Section 7 above with regard to actions taken prior to the time of such amendment or repeal. Any amendment of these emergency By-laws may make any further or different provision that may be practical or necessary under the circumstances of the emergency.

ARTICLE XVI - PRECEDENCE OF LAW AND ARTICLES OF INCORPORATION

         Any provision of the Articles of Incorporation of this Corporation shall, subject to law, control and take precedence over any provision of these By-laws inconsistent therewith.

                                                                    EXHIBIT 10.1

                            SHARE EXCHANGE AGREEMENT

THIS SHARE EXCHANGE AGREEMENT is made effective the 12th day of April, 2000,

BETWEEN

                                VHS NETWORK INC.,
                  --------------------------------------------
                  a corporation incorporated under the laws of
                     the State of Florida, (the "Purchaser")

                                     - and -

                            CHINA EMALL CORPORATION,
                     an Ontario corporation, ("China eMall")

                                     - and -

                              UPHILL CAPITAL INC.,

       an Ontario corporation and a shareholder of China eMall, ("Uphill")

                                     - and -

                              GDCT INVESTMENT INC.,
        an Ontario corporation and a shareholder of China eMall, ("GDCT")

                                     - and -

                           GANG CHAI and QIN LU CHAI,
      individuals and shareholders of Uphill Capital Inc. and China eMall,
                   (collectively referred as "Uphill Vendors")

                                     - and -

                           QING WANG and TAI XUE SHI,
      individuals and shareholders of GDCT Investment Inc. and China eMall,
                  (collectively referred to as "GDCT Vendors")

                                     - and -

            CHARLES HE, an individual and shareholder of China eMall,

                                     - and -

                             FORTE MANAGEMENT CORP.,

       a Caymanian corporation and a shareholder of China eMall, ("Forte")

         WHEREAS the Parties desire to enter into a share exchange transaction as contemplated by this Agreement in accordance with the terms and conditions of this Agreement.

         WHEREAS the Parties hereby confirm that this Amended and Restated Share Exchange Agreement cancels and replaces the Share Exchange Agreement dated March 9, 2000 entered into by the Parties.

NOW THEREFORE THIS AGREEMENT WITNESSETH THAT, in consideration of the mutual covenants hereinafter contained and provided for and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged by the Parties), the Parties agree as follows:

                                    ARTICLE I
                                 INTERPRETATION
                                 --------------

1.1 Definitions. In this Agreement, unless the context otherwise requires, the terms set forth in Schedule 1.1 shall have the meanings set forth therein.

1.2 Entire Agreement. This Agreement together with the agreements and other documents to be delivered pursuant to this Agreement, constitute the entire agreement between the Parties pertaining to the transactions contemplated by this Agreement and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, and there are no warranties, representations and other agreements between the Parties in connection with the subject matter hereof except as specifically set forth in this Agreement or any other agreement or document to be delivered pursuant to this Agreement.

1.3 Extended Meanings. In this Agreement, words importing the singular number include the plural and vice versa; words importing the masculine gender include the feminine and neuter genders.

1.4 Headings. The division of this Agreement into articles, sections, subsections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

1.5 References. References to an article, section, subsection, paragraph, schedule or exhibit shall be construed as references to an article, section, subsection, paragraph, schedule or exhibit to this Agreement, unless the context otherwise requires.

1.6 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable in that Province.

1.7 Currency. Unless otherwise specified, the word "dollar", or the symbol "$" refers to US currency.

1.8 Schedules. The following is a list of schedules attached to and incorporated into this Agreement by reference and deemed as part of this Agreement.

         SCHEDULE         DESCRIPTION

         1.1              Definitions
         2.8              Exchangeable Shares

         3.1              Support Agreement between Purchaser and China eMall
         4.1 (e)          Shareholders of China eMall
         4.2 (e)          Shareholders of Uphill
         4.3 (e)          Shareholders of GDCT
         5.1 (m)          China eMall Financial Statements
         5.1 (p)              China eMall Business Agreements
         5.2 (m)              Uphill Financial Statements
         5.2 (p)          Uphill Business Agreements
         5.3 (m)              GDCT Financial Statements
         5.3 (p)          GDCT Business Agreements
         6.1 (k)          Purchaser Litigation
         6.1 (m)              Purchaser Business Agreements
         6.1 (n)          Purchaser Financial Statements
         6.1 (p)          Purchaser Issued and Outstanding Shares
         6.1 (u)          Purchaser Tax Liability

                                   ARTICLE II

                          SHARE CONVERSION AND ISSUANCE
                          -----------------------------

2.1 Agreement to Purchase and Convert. Upon the terms and subject to the conditions contained in this Agreement, the Purchaser, China eMall, and the China Vendors agree to undertake the following:

         all the China Vendors, excluding Uphill, GDCT and Forte, shall convert their existing common shares in the capital of China eMall (their "China Shares") into Exchangeable Shares of China eMall on or prior to Closing;

         the Uphill Vendors shall cause Uphill to subdivide the existing 100 common shares of its capital into 700,000 common shares prior to the Closing Date;

         the Uphill Vendors shall sell and the Purchaser shall purchase, as of and with effect from the opening of business on the Closing Date, the Uphill Shares;

         the GDCT Vendors shall sell and the Purchaser shall purchase, as of and with effect from the opening of business on the Closing Date, the GDCT Shares; and

         Forte shall sell and the Purchaser shall purchase, as of and with effect from the opening of business on the Closing Date, the China Shares held by Forte.

2.2 Share Conversion.  The conversion of China Shares as contemplated in section
2.1 (a) above, shall be effected by the issuance of the Exchangeable Shares from the treasury of China eMall to the China Vendors, excluding Uphill, GDCT and Forte, (the "Share Conversion") in exchange for the China Shares, pursuant to the issuer bid rules contained in paragraph 93 (3) (g) of the Securities Act (Ontario) and pursuant to the prospectus and registration exemptions contained in paragraph 35(1)(17) and Rule 45-501 (section 2.17) of the Securities Act (Ontario).

2.3 Share Exchange. The purchase and sale of the Uphill Shares and the GDCT Shares shall be effected by the issuance of common shares in the capital of the Purchaser to the Uphill Vendors and the GDCT Vendors in exchange for the Uphill Shares and GDCT Shares as the case may be, (the "Share Exchange") pursuant to the prospectus and registration exemptions contained in paragraphs 72(1)(j) and 35(1)(16) of the Securities Act (Ontario), and Regulation S under the United States Securities Act of 1933.

2.4 Share Exchange Forte. The purchase and sale of the China Shares held by Forte shall be effected by the issuance of common shares in the capital of the Purchaser to Forte in exchange for the China Shares held by Forte (the "Forte Exchange") pursuant to Regulation S under the United States Securities Act of 1933.

2.5 Share Conversion Ratio. The Purchaser and the China Vendors have established for the purposes of the Share Conversion a conversion ratio of 3.5 Exchangeable Shares for every one of the China Shares held by the China Vendors, excluding Uphill, GDCT and Forte.

2.6 Share Exchange Ratio The Purchaser and the China Vendors have established for the purposes of the Share Exchange an exchange ratio of 1 common share in the capital of the Purchaser for every one of the Uphill Shares and GDCT Shares based on 700,000 common shares outstanding on the Closing Date in the capital of each of Uphill and GDCT.

2.7 Share Exchange Ratio Forte. The Purchaser and the China Vendors have established for the purposes of the Forte Exchange an exchange ratio of 3.5 common share in the capital of the Purchaser for every one of the China Shares held by Forte based on 200,000 common shares held by Forte on the Closing Date in the capital of China eMall.

2.8 Exchangeable Shares. Each Exchangeable Share may, on or after Closing, be exchanged at the request of its holder for one common share of the Purchaser, provided that in the event of a consolidation, split or other reorganization of the capital stock of the Purchaser or China eMall, the number of the Purchaser's common shares issuable for each one Exchangeable Share shall be adjusted accordingly. The rights, privileges and restrictions of the Exchangeable Shares shall be substantially as set out in Schedule 2.8.

2.9 Acknowledgement of Resale Restrictions. The Vendors hereby acknowledge that any Exchangeable Shares or common shares in the capital of the Purchaser that they receive pursuant to this Agreement are restricted in accordance with the United States Securities Act of 1933 and the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder subject to the Purchaser's covenants set out in section 8.10.

                                   ARTICLE III
                                SUPPORT AGREEMENT
                                -----------------

3.1 Support Agreement. On Closing the Purchaser and China eMall will enter into a Support Agreement substantially in the form as attached hereto as Schedule "3.1"

                                   ARTICLE IV
                  REPRESENTATIONS AND WARRANTIES OF THE VENDORS
                  ---------------------------------------------

4.1 Representations and Warranties of the China Vendors. Each of the China Vendors jointly and severally represents and warrants to the Purchaser as follows (to the extent that the following representations and warranties relate to that China eMall Shareholder) and acknowledges that the Purchaser is relying on these representations and warranties in connection with the completion of the transactions contemplated by this Agreement:

(a) Capacity to own China Shares - Each of the China Vendors has all necessary power, authority and capacity to own the China Shares.

(b) Capacity to Enter Agreement - Each of the China Vendors has full power, right and authority to enter into this Agreement and to perform their obligations under it.

(c) Binding Obligation - This Agreement has been duly executed and delivered by each of the China Vendors and constitutes a valid and binding obligation of each of them.

(d) Absence of Conflict - None of the China Vendors is a party to, bound or affected by any agreement which would be violated, breached or terminated by, or which would result in creation or imposition of any Encumbrance upon any of the China Shares as a consequence of the execution and delivery of this Agreement or the consummation of the transactions contemplated in this Agreement.

(e) Title to China Shares - Each of the China Vendors is the legal and beneficial owner of the China Shares as set forth in Schedule 4.1 (e), with good and marketable title, free and clear of any Encumbrances.

(f) No Bankruptcy - No proceedings have been taken or authorized by any China eMall Shareholder or by any other person in respect of the bankruptcy, insolvency, liquidation, dissolution or winding up as applicable, of any China eMall Shareholder.

(g) No Option - No Person, other than the Purchaser under this Agreement, has any agreement or any right capable of becoming an agreement or option for the purchase from the China Vendors of any of the China Shares.

(h) Disclosure - The representations and warranties of each of the China Vendors in this Agreement are true, correct and do not contain any untrue or misleading statement of a material fact or omit to state a material fact necessary to make such representations and warranties not misleading to the Purchaser.

(i) Non-Violation - The entering into of this Agreement and the consummation of transactions contemplated herein do not and will not conflict with, or result in a breach of, or constitute a default under the terms or conditions of any constating document of China eMall or a China eMall shareholder, any by-laws, any court or administrative order or process, any agreement or instrument to which China eMall or a China eMall shareholder is party or by which it is bound.

4.2 Representations and Warranties of the Uphill Vendors. Each of the Uphill Vendors jointly and severally represents and warrants to the Purchaser as follows (to the extent that the following representations and warranties relate to that Uphill Shareholder) and acknowledges that the Purchaser is relying on these representations and warranties in connection with the completion of the transactions contemplated by this Agreement:

(a) Capacity to own Uphill Shares - The Uphill Vendors have all necessary power, authority and capacity to own the Uphill Shares.

(b) Capacity to Enter Agreement - The Uphill Vendors have full power, right and authority to enter into this Agreement and to perform their obligations under it.

(c) Binding Obligation - This Agreement has been duly executed and delivered by the Uphill Vendors and constitutes a valid and binding obligation of each of them.

(d) Absence of Conflict - The Uphill Vendors are not a party to, bound or affected by any agreement which would be violated, breached or terminated by, or which would result in creation or imposition of any Encumbrance upon any of the Uphill Shares as a consequence of the execution and delivery of this Agreement or the consummation of the transactions contemplated in this Agreement.

(e)      Title  to  Uphill  Shares  - The  Uphill  Vendors  are  the  legal  and beneficial  owners of the Uphill  Shares as set forth in  Schedule  4.2
         (e),  with  good  and   marketable   title,   free  and  clear  of  any
         Encumbrances.

(f) No Bankruptcy - No proceedings have been taken or authorized by any Uphill eMall Shareholder or by any other person in respect of the bankruptcy, insolvency, liquidation, dissolution or winding up as applicable, of any Uphill eMall Shareholder.

(g) No Option - No Person, other than the Purchaser under this Agreement, has any agreement or any right capable of becoming an agreement or option for the purchase from the Uphill Vendors of any of the Uphill Shares.

(h) Disclosure - The representations and warranties of the Uphill Vendors in this Agreement are true, correct and do not contain any untrue or misleading statement of a material fact or omit to state a material fact necessary to make such representations and warranties not misleading to the Purchaser.

(i) Non-Violation - The entering into of this Agreement and the consummation of transactions contemplated herein do not and will not conflict with, or result in a breach of, or constitute a default under the terms or conditions of any constating document of Uphill or an Uphill Shareholder, any by-laws, any court or administrative order or process, any agreement or instrument to which Uphill or an Uphill Shareholder is party or by which it is bound.

4.3 Representations and Warranties of the GDCT Vendors. Each of the GDCT Vendors jointly and severally represents and warrants to the Purchaser as follows (to the extent that the following representations and warranties relate to that GDCT Shareholder) and acknowledges that the Purchaser is relying on these representations and warranties in connection with the completion of the transactions contemplated by this Agreement:

(a) Capacity to own GDCT Shares - The GDCT Vendors have all necessary power, authority and capacity to own the GDCT Shares.

(b) Capacity to Enter Agreement - The GDCT Vendors have full power, right and authority to enter into this Agreement and to perform their obligations under it.

(c) Binding Obligation - This Agreement has been duly executed and delivered by the GDCT Vendors and constitutes a valid and binding obligation of each of them.

(d) Absence of Conflict - The GDCT Vendors are not a party to, bound or affected by any agreement which would be violated, breached or terminated by, or which would result in creation or imposition of any Encumbrance upon any of the GDCT Shares as a consequence of the execution and delivery of this Agreement or the consummation of the transactions contemplated in this Agreement.

(e) Title to GDCT Shares - The GDCT Vendors are the legal and beneficial owners of the GDCT Shares as set forth in Schedule 4.3 (e), with good and marketable title, free and clear of any Encumbrances.

(f) No Bankruptcy - No proceedings have been taken or authorized by any GDCT Shareholder or by any other person in respect of the bankruptcy, insolvency, liquidation, dissolution or winding up as applicable, of any GDCT Shareholder.

(g) No Option - No Person, other than the Purchaser under this Agreement, has any agreement or any right capable of becoming an agreement or option for the purchase from the GDCT Vendors of any of the GDCT Shares.

(h) Disclosure - The representations and warranties of the GDCT Vendors in this Agreement are true, correct and do not contain any untrue or misleading statement of a material fact or omit to state a material fact necessary to make such representations and warranties not misleading to the Purchaser.

(i) Non-Violation - The entering into of this Agreement and the consummation of transactions contemplated herein do not and will not conflict with, or result in a breach of, or constitute a default under the terms or conditions of any constating document of GDCT or a GDCT Shareholder, any by-laws, any court or administrative order or process, any agreement or instrument to which GDCT or an GDCT Shareholder is party or by which it is bound.

                                    ARTICLE V

            REPRESENTATIONS AND WARRANTIES OF CHINA EMALL, THE CHINA VENDORS, UPHIILL, THE UPHILL VENDORS, GDCT AND THE GDCT VENDORS
         ---------------------------------------------------------------

5.1 Representations and Warranties of China eMall and the China Vendors. China eMall and the China Vendors jointly and severally represent and warrant to the Purchaser as follows and acknowledge that the Purchaser is relying on these representations and warranties in connection with this Agreement:

(a) Due Incorporation - China eMall is a corporation duly incorporated and validly existing under the laws of Ontario.

(b) Capacity to Enter Agreement - China eMall has full corporate power and authority to enter into this Agreement and to perform its obligations under it.

(c) Due Authorization - The execution and delivery of this Agreement and the consummation of the transactions contemplated under it have been duly authorized by all necessary corporate action on the part of China eMall.

(d) Binding Obligation - This Agreement has been duly executed and delivered by China eMall and constitutes a valid and binding obligation of it.

(e) Absence of Conflict - China eMall is not a party to, bound or affected by any agreement which would be violated, breached or terminated by, or which would result in the creation or imposition of any Encumbrance upon any of the China Shares as a consequence of the execution and delivery of this Agreement or the consummation of the transactions contemplated in this Agreement.

(f) Regulatory Approvals - No governmental or regulatory authorization, approval, order or consent is required on the part of China eMall, in connection with the execution, delivery and performance of this Agreement and the performance of China eMall's obligations under this Agreement.

(g) No Bankruptcy - No proceedings have been taken, are pending or authorized by China eMall or by any other person in respect of the bankruptcy, insolvency, liquidation, dissolution or winding up of China eMall.

(h) Authorised and Issued Capital - The authorized capital of China eMall consists of an unlimited number of common shares, of which 1,747,143 common shares are currently outstanding as fully paid and non-assessable shares of China eMall and an unlimited number of special shares of which none are issued and outstanding. There are no other options or warrants or other rights of any kind in existence, authorized or agreed to which could result in any further shares or other securities of China eMall being allotted or issued or becoming outstanding.

         Minute Books - The minute books of China eMall contain accurate and complete minutes of all meetings and resolutions of the directors and the shareholders of China eMall held or passed by signature in writing, respectively, since the date of its incorporation. All such meetings have been duly called and held. China eMall share certificate books and share registers are complete and accurate.

(j) No Subsidiaries - China eMall does not own any shares in or securities of any corporate body and is not a partner of any partnership or a member of any joint venture.

(k) China eMall's Capacity and Power - China eMall has full corporate right, power and authority to own or lease its assets as now owned or leased and to carry on the China eMall Business.

(l) Business - The only business carried on by China eMall is the China eMall Business.

(m) China eMall Financial Statements - The China eMall Financial Statements have been prepared in accordance with Canadian generally accepted accounting principles applied on a consistent basis throughout the periods indicated, and fairly and accurately present, subject to immaterial variation, the financial position, assets and liabilities (whether absolute, contingent, accrued or otherwise) of China eMall on the dates thereof and the financial results of China eMall for the periods referred to in the China eMall Financial Statements a copy of which is attached hereto as Schedule 5.1 (m).

(n) No Guarantees etc. - China eMall is not a party to or bound by any agreement of guarantee, indemnification, assumption or endorsement or any like commitment of the obligations, liabilities (contingent or otherwise) or indebtedness of any Person.

(o)      Records -

         (i) The China eMall Records are true and correct and present fairly and disclose in all material respects the actual results of the China eMall Business.

         (ii) To the best of knowledge, all material financial transactions of China eMall have been accurately recorded in the China eMall Records. The China eMall Records (of a financial nature) have been prepared in accordance with Canadian generally accepted accounting principles consistently applied.

         (iii) The files, documentation and information in writing provided by China eMall to the Purchaser in connection with the negotiation and completion of the transactions contemplated in this Agreement are true and correct in all material respects.

(p) Business Agreements - There are no material agreements relating to the China eMall Business except for those listed in Schedule 5.1 (p), copies of which have been translated into English if necessary and provided to the Purchaser on or before Closing.

(q) Litigation - There are no judgements, decrees, injunctions, ruling or orders of any court, Governmental Authority or arbitration, or any actions, suits, grievances or proceedings, (whether or not on behalf of China eMall and, to the best of knowledge, pending or threatened or involving China eMall, or the China eMall Business) which may materially adversely affect the China eMall Business or China eMall's assets.

(r) Disclosure - The representations and warranties of each of the China Vendors in this Agreement are true, complete and correct and do not contain any untrue or misleading statement of a material fact.

         Non-Violation - The entering into of this Agreement and the consummation of transactions contemplated herein do not and will not conflict with, or result in a breach of, or constitute a default under the terms or conditions of any constating document of China eMall, any by-laws, any court or administrative order or process, any agreement or instrument to which China eMall is party or by which it is bound.

         Liabilities - There are no outstanding debts or liabilities of China eMall other than as reflected in the audited financial statements for the period ended August 31, 1999 and as reasonably incurred in the ordinary course of business since August 31, 1999.

         Tax - For all periods prior to the date of this Agreement, all federal, state, provincial and foreign tax returns and tax reports required to be filed by China eMall have been timely filed with the appropriate governmental agencies in all jurisdictions in which such returns and reports are required to be filed, and all of the foregoing are true, correct and complete. Except for all taxes for the current fiscal year, all taxes (including interest and penalties) due from China eMall have been fully paid or, adequate provisions made therefor and no claim or liability is pending or has been assessed or asserted against the China eMall in connection with any such taxes and China eMall knows of no basis for any such claim or liability.

5.2 Representations and Warranties of Uphill and the Uphill Vendors. Uphill and the Uphill Vendors jointly and severally represent and warrant to the Purchaser as follows and acknowledge that the Purchaser is relying on these representations and warranties in connection with this Agreement:

(a) Due Incorporation - Uphill is a corporation duly incorporated and validly existing under the laws of Ontario.

(b) Capacity to Enter Agreement - Uphill has full corporate power and authority to enter into this Agreement and to perform its obligations under it.

(c) Due Authorization - The execution and delivery of this Agreement and the consummation of the transactions contemplated under it have been duly authorized by all necessary corporate action on the part of Uphill.

(d) Binding Obligation - This Agreement has been duly executed and delivered by Uphill and constitutes a valid and binding obligation of it.

(e) Absence of Conflict - Uphill is not a party to, bound or affected by any agreement which would be violated, breached or terminated by, or which would result in the creation or imposition of any Encumbrance upon any of the Uphill Shares as a consequence of the execution and delivery of this Agreement or the consummation of the transactions contemplated in this Agreement.

(f) Regulatory Approvals - No governmental or regulatory authorization, approval, order or consent is required on the part of Uphill, in connection with the execution, delivery and performance of this Agreement and the performance of Uphill's obligations under this Agreement.

(g) No Bankruptcy - No proceedings have been taken, are pending or authorized by Uphill or by any other person in respect of the bankruptcy, insolvency, liquidation, dissolution or winding up of Uphill.

         Authorised and Issued Capital - The authorized capital of Uphill consists of an unlimited number of common shares, of which at the time of signing of this Agreement, 100 common shares are currently outstanding as fully paid and non-assessable shares of Uphill and an unlimited number of special shares of which none are issued and outstanding. There are no other options or warrants or other rights of any kind in existence, authorized or agreed to which could result in any further shares or other securities of Uphill being allotted or issued or becoming outstanding.

         Minute Books - The minute books of Uphill contain accurate and complete minutes of all meetings and resolutions of the directors and the shareholders of Uphill held or passed by signature in writing, respectively, since the date of its incorporation. All such meetings have been duly called and held. Uphill share certificate books and share registers are complete and accurate.

(j) No Subsidiaries - Uphill does not own any shares in or securities of any corporate body, other than China Shares, and is not a partner of any partnership or a member of any joint venture.

(k) Uphill's Capacity and Power - Uphill has full corporate right, power and authority to own or lease its assets as now owned or leased and to carry on the Uphill Business.

(l)      Business  -The  only  business  carried  on by  Uphill  is  the  Uphill
         Business.

(m) Uphill Financial Statements - The Uphill Financial Statements have been prepared in accordance with Canadian generally accepted accounting principles applied on a consistent basis throughout the periods indicated, and fairly and accurately present, subject to immaterial variation, the financial position, assets and liabilities (whether absolute, contingent, accrued or otherwise) of Uphill on the dates thereof and the financial results of Uphill for the periods referred to in the Uphill Financial Statements attached hereto as Schedule 5.2 (m).

(n) No Guarantees etc. - Uphill is not a party to or bound by any agreement of guarantee, indemnification, assumption or endorsement or any like commitment of the obligations, liabilities (contingent or otherwise) or indebtedness of any Person.

(o)      Records -

         (i) The Uphill Records are true and correct and present fairly and disclose in all material respects the actual results of the Uphill Business.

         (ii) To the best of knowledge, all material financial transactions of Uphill have been accurately recorded in the Uphill Records. The Uphill Records (of a financial nature) have been prepared in accordance with Canadian generally accepted accounting principles consistently applied.

         (iii) The files, documentation and information in writing provided by Uphill to the Purchaser in connection with the negotiation and completion of the transactions contemplated in this Agreement are true and correct in all material respects.

(p) Business Agreements - There are no material agreements relating to the Uphill Business except for those listed in Schedule 5.2 (p), copies of which have been provided to the Purchaser on or before closing.

(q) Litigation - There are no judgements, decrees, injunctions, ruling or orders of any court, Governmental Authority or arbitration, or any actions, suits, grievances or proceedings, (whether or not on behalf of Uphill and, to the best of knowledge, pending or threatened or involving Uphill, or the Uphill Business) which may materially adversely affect the Uphill Business or Uphill's assets.

(r) Disclosure - The representations and warranties of the Uphill Vendors in this Agreement are true, complete and correct and do not contain any untrue or misleading statement of a material fact.

         Non-Violation - The entering into of this Agreement and the consummation of transactions contemplated herein do not and will not conflict with, or result in a breach of, or constitute a default under the terms or conditions of any constating document of Uphill, any by-laws, any court or administrative order or process, any agreement or instrument to which Uphill is party or by which it is bound.

Liabilities - There are no outstanding debts or liabilities of Uphill.

         Tax - For all periods prior to the date of this Agreement, all federal, state, provincial and foreign tax returns and tax reports required to be filed by Uphill have been timely filed with the appropriate governmental agencies in all jurisdictions in which such returns and reports are required to be filed, and all of the foregoing are true, correct and complete. Except for all taxes for the current fiscal year, all taxes (including interest and penalties) due from Uphill have been fully paid or, adequate provisions made therefor and no claim or liability is pending or has been assessed or asserted against Uphill in connection with any such taxes and Uphill knows of no basis for any such claim or liability.

5.3 Representations and Warranties of GDCT and the GDCT Vendors. GDCT and the GDCT Vendors jointly and severally represent and warrant to the Purchaser as follows and acknowledge that the Purchaser is relying on these representations and warranties in connection with this Agreement:

(a) Due Incorporation - GDCT is a corporation duly incorporated and validly existing under the laws of Ontario.

(b) Capacity to Enter Agreement - GDCT has full corporate power and authority to enter into this Agreement and to perform its obligations under it.

(c) Due Authorization - The execution and delivery of this Agreement and the consummation of the transactions contemplated under it have been duly authorized by all necessary corporate action on the part of GDCT.

(d) Binding Obligation - This Agreement has been duly executed and delivered by GDCT and constitutes a valid and binding obligation of it.

(e) Absence of Conflict - GDCT is not a party to, bound or affected by any agreement which would be violated, breached or terminated by, or which would result in the creation or imposition of any Encumbrance upon any of the GDCT Shares as a consequence of the execution and delivery of this Agreement or the consummation of the transactions contemplated in this Agreement.

(f) Regulatory Approvals - No governmental or regulatory authorization, approval, order or consent is required on the part of GDCT, in connection with the execution, delivery and performance of this Agreement and the performance of GDCT's obligations under this Agreement.

(g) No Bankruptcy - No proceedings have been taken, are pending or authorized by GDCT or by any other person in respect of the bankruptcy, insolvency, liquidation, dissolution or winding up of GDCT.

         Authorised and Issued Capital - The authorized capital of GDCT consists of an unlimited number of common shares, of which at the time of Closing, 700,000 common shares will be outstanding as fully paid and non-assessable shares of GDCT and an unlimited number of special shares of which none are issued and outstanding. There are no other options or warrants or other rights of any kind in existence, authorized or agreed to which could result in any further shares or other securities of GDCT being allotted or issued or becoming outstanding.

         Minute Books - The minute books of GDCT contain accurate and complete minutes of all meetings and resolutions of the directors and the shareholders of GDCT held or passed by signature in writing, respectively, since the date of its incorporation. All such meetings have been duly called and held. GDCT share certificate books and share registers are complete and accurate.

(j) No Subsidiaries - GDCT does not own any shares in or securities of any corporate body, other than China Shares, and is not a partner of any partnership or a member of any joint venture.

(k) GDCT's Capacity and Power - GDCT has full corporate right, power and authority to own or lease its assets as now owned or leased and to carry on the GDCT Business.

(l)      Business - The only business carried on by GDCT is the GDCT Business.

(m) GDCT Financial Statements - The GDCT Financial Statements have been prepared in accordance with Canadian generally accepted accounting principles applied on a consistent basis throughout the periods indicated, and fairly and accurately present, subject to immaterial variation, the financial position, assets and liabilities (whether absolute, contingent, accrued or otherwise) of GDCT on the dates thereof and the financial results of GDCT for the periods referred to in the GDCT Financial Statements attached hereto as Schedule 5.3 (m).

(n) No Guarantees etc. - GDCT is not a party to or bound by any agreement of guarantee, indemnification, assumption or endorsement or any like commitment of the obligations, liabilities (contingent or otherwise) or indebtedness of any Person.

(o)      Records -

         (i) The GDCT Records are true and correct and present fairly and disclose in all material respects the actual results of the GDCT Business.

         (ii) To the best of knowledge, all material financial transactions of GDCT have been accurately recorded in the GDCT Records. The GDCT Records (of a financial nature) have been prepared in accordance with Canadian generally accepted accounting principles consistently applied.

         (iii) The files, documentation and information in writing provided by GDCT to the Purchaser in connection with the negotiation and completion of the transactions contemplated in this Agreement are true and correct in all material respects.

(p) Business Agreements - There are no material agreements relating to the GDCT Business except for those listed in Schedule 5.3 (p), copies of which have been provided to the Purchaser on or before closing.

(q) Litigation - There are no judgements, decrees, injunctions, ruling or orders of any court, Governmental Authority or arbitration, or any actions, suits, grievances or proceedings, (whether or not on behalf of GDCT and, to the best of knowledge, pending or threatened or involving GDCT, or the GDCT Business) which may materially adversely affect the GDCT Business or GDCT's assets.

(r) Disclosure - The representations and warranties of the GDCT Vendors in this Agreement are true, complete and correct and do not contain any untrue or misleading statement of a material fact.

         Non-Violation - The entering into of this Agreement and the consummation of transactions contemplated herein do not and will not conflict with, or result in a breach of, or constitute a default under the terms or conditions of any constating document of GDCT, any by-laws, any court or administrative order or process, any agreement or instrument to which GDCT is party or by which it is bound.

Liabilities - There are no outstanding debts or liabilities of GDCT.

         Tax - For all periods prior to the date of this Agreement, all federal, state, provincial and foreign tax returns and tax reports required to be filed by GDCT have been timely filed with the appropriate governmental agencies in all jurisdictions in which such returns and reports are required to be filed, and all of the foregoing are true, correct and complete. Except for all taxes for the current fiscal year, all taxes (including interest and penalties) due from GDCT have been fully paid or, adequate provisions made therefor and no claim or liability is pending or has been assessed or asserted against GDCT in connection with any such taxes and GDCT knows of no basis for any such claim or liability.

                                   ARTICLE VI
                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER
                 -----------------------------------------------

6.1 Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to China eMall and the Vendors as follows and acknowledges that China eMall and the Vendors are relying on those representations and warranties in connection with this Agreement:

(a) Due Incorporation - The Purchaser is a corporation duly incorporated and validly existing under the laws of the State of Florida.

(b) Capacity to Enter Agreement - The Purchaser has full power, right and authority to enter into this Agreement and to perform the obligations under it.

(c) Due Corporate Authorization - The execution and delivery of this Agreement and the consummation of the transactions contemplated under it have been duly authorized by all necessary corporate action on the part of the Purchaser.

(d) Binding Obligation - This Agreement has been duly executed and delivered by the Purchaser and constitutes a valid and binding obligation of the Purchaser.

(e) Absence of Conflict - The Purchaser is not a party to, bound or affected by or subject to any agreement which would be violated, breached or terminated by, or which would result in the creation or imposition of any Encumbrance upon any of the Exchangeable Shares as a consequence of, the execution and delivery of this Agreement or the consummation of the transactions contemplated in this Agreement.

(f) Regulatory Approvals - No governmental or regulatory authorization, approval, order or consent is required on the part the Purchaser, in connection with the execution, delivery and performance of this Agreement and the performance of the Purchaser's obligations under this Agreement.

(g) No Bankruptcy - No proceedings have been taken, are pending or authorized by the Purchaser or by any other person in respect to the bankruptcy, insolvency, liquidation, dissolution or winding up of the Purchaser.

         Minute Books - The minute books of the Purchaser contain accurate and complete minutes of recent meetings and resolutions of the directors and the shareholders of the Purchaser held or passed by signature in writing, respectively.

(i)      Absence of Material Changes - Since the execution of this Agreement:

         (i)      no  changes  have  been  made  in  the   accounting   methods,
                  practices, or policies followed by the Purchaser since December 31, 1998 except that the financial statements for the fiscal year 1998 were prepared according to generally accepted auditing standards in Canada and the financial statements for the fiscal year 1999 will be prepared by a United States auditor;

         (ii) the Purchaser has not increased, incurred or guaranteed any debt, obligation, or liability (whether absolute or contingent and whether or not currently due and payable);

         (iii) there has been no damage, destruction or loss, labour trouble, or other event, development or condition of any character (whether or not covered by insurance) which adversely affects, or, may adversely affect, the properties or prospects of the Purchaser; and

         (iv) the Purchaser has not paid any amount or dividend, or otherwise made any distribution or the payment of any kind or nature whatsoever to any non-arm's length Person.

(j) Records - The files, documentation and information in writing provided by the Purchaser to China eMall and the Vendors in connection with the negotiation and completion of the transactions contemplated in this Agreement are true and correct in all material respects.

         Litigation - There are no judgements, decrees, injunctions, ruling or orders of any court, Governmental Authority or arbitration, or any actions, suits, grievances or proceedings (whether or not on behalf of the Purchaser) pending or threatened of the Purchaser which may materially adversely affect the Purchaser's assets other than those disclosed in Schedule 6.1 (k).

         Disclosure - The representations and warranties of the Purchaser in this Agreement are true, complete and correct and do not contain any untrue or misleading statement of a material fact or omit to state a material fact necessary to make such representations and warranties not misleading to Vendors.

         Business Agreements - The are no material agreements relating to the business of the Purchaser except as those listed in Schedule 6.1 (m) attached hereto copies of which will be provided to the Vendors on or before closing and which the Purchaser represents and warrants are in good standing.

         Purchaser's Financial Statements - The Purchaser's Financial Statements have been prepared in accordance with Canadian generally accepted accounting principles applied on a consistent basis throughout the periods indicated, and fairly and accurately present, subject to immaterial variation, the financial position, assets and liabilities (whether absolute, contingent, accrued or otherwise) of the Purchaser on the dates thereof and the financial results of the Purchaser for the periods referred to in the Purchaser's Financial Statements a copy of which is attached hereto as Schedule 6.1 (n).

         OTC Bulletin Board - The Purchaser is currently listed for trading on the Nasdaq Over-the-counter bulletin board ("OTCBB") under the symbol VHSN. The NASD Eligibility Rule provides that no issuer may be quoted on the OTCBB unless it is required to make certain filings pursuant to
         Section 13 or 15 (d) of the Securities Exchange Act of 1934 (the "Act"). In order to be required to make filings pursuant to Section 13 or 15 (d) of the Act, an issuer must register its class of securities under the Securities Act of 1933 or the Securities Exchange Act of 1934. The Purchaser has until May 17, 2000 to have the Securities and Exchange Commission ("SEC") declare a Form 10SB (or other registration statement) effective, and have the SEC staff reach a position of no further comment on the filing to avoid delisting.

         Authorized and Issued Capital - The authorized capital of the Purchaser consists of and will on Closing Date consist of 100,000,000 common shares each with a par value of $0.001 and 25,000,000 preferred shares each with a par value of $0.001, of which only 15,520,268 common shares and no preferred shares are outstanding on April 12, 2000, as set out in Schedule 6.1 (p) all of which issued common shares are fully paid and non-assessable. Schedule 6.1 (p) also sets out the issued and outstanding number of common shares on a fully diluted basis and there are no other options, warrants or convertible instruments outstanding other than as disclosed in Schedule 6.1 (p).

         Purchaser's Capacity and Power - the Purchaser has full corporate right, power and authority to own or lease its assets as now owned or leased and to carry on the Purchasers Business.

Business - the only business carried on by the Purchaser is the Purchasers Business.

         Non-Violation - The entering into of this Agreement and the consummation of transactions contemplated herein do not and will not conflict with, or result in a breach of, or constitute a default under the terms or conditions of any constating document of the Purchaser, any by- laws, any court or administrative order or process, any agreement or instrument to which the Purchaser is party or by which it is bound.

         Liabilities - There are no outstanding debts or liabilities of the Purchaser other than as disclosed in the Purchaser's Financial Statements, elsewhere in this Agreement or as otherwise disclosed in writing to the China Vendors prior to Closing.

         Tax - For all periods prior to the date of this Agreement, all federal, state, provincial and foreign tax returns and tax reports required to be filed by the Purchaser have been timely filed with the appropriate governmental agencies in all jurisdictions in which such returns and reports are required to be filed, and all of the foregoing are true, correct and complete. Except for all taxes for the current fiscal year, all taxes (including interest and penalties) due from the Purchaser have been fully paid or, adequate provisions made therefor and no claim or liability is pending or has been assessed or asserted against the Purchaser in connection with any such taxes and the Purchaser knows of no basis for any such claim or liability except as otherwise set out in
         Schedule 6.1 (u) attached hereto.

Subsidiaries. The Purchaser has no other subsidiaries  then VHS Acquisition Inc.
         and VHS Network Inc.

No Guarantees etc. The Purchaser is not a party to or bound by any agreement of guarantee, indemnification, assumption or endorsement or any like commitment of the obligations, liabilities (contingent or otherwise) or indebtedness of any Person other than as provided in the Articles of Incorporation and By-laws of the corporation or otherwise in the normal course of business.

Groupmarkdebt. As of Closing there will be US$380,000  owed to Groupmark  Canada
         Limited by the Purchaser.

                                   ARTICLE VII

              NATURE AND SURVIVAL OF REPRESENTATIONS AND WARRANTIES
              -----------------------------------------------------

7.1 Subject to section 7.2, all representations and warranties contained in this Agreement on the part of each of the Parties shall survive the Closing for a period of one (1) year from the Closing Date, after which time, if no claim shall have been made against a Party with respect to any incorrectness or breach of any representation or warranty, that Party shall have no further liability under this Agreement with respect to the representation or warranty.

7.2 The representations, warranties, covenants and indemnities of the Parties relating to tax liability shall:

(a) unless resulting from any misrepresentation made or fraud committed in filing a return or supplying information for the purposes of the Income Tax Act (Canada), applicable provincial corporation tax legislation or any other legislation imposing tax on China eMall Uphill, GDCT or the Purchaser, terminate at the expiration of the last of the limitation periods contained in the Income Tax Act (Canada), applicable provincial corporation tax legislation or any other legislation imposing tax on China eMall, Uphill, GDCT or the Purchaser; and

(b) if based upon misrepresentation made or fraud committed in filing a return or in supplying information for the purposes of the Income Tax Act (Canada), applicable provincial corporation tax legislation or any other legislation imposing tax on China eMall, Uphill, GDCT or the Purchaser, survive without limit as to time.

7.3 All statements contained in any certificate or any instrument delivered by or on behalf of a Party pursuant to or in connection with the transactions contemplated by this Agreement shall be deemed to be made by such Party under this Agreement.

                                  ARTICLE VIII
                                    COVENANTS
                                    ---------

8.1 Conduct of China eMall Business Prior to Closing. During the Interim Period, China eMall shall:

(a) Conduct Business in Ordinary Course - except as otherwise contemplated or permitted by this Agreement, conduct the China eMall Business diligently and prudently and shall not, without the prior written consent of the Purchaser, enter into any contracts, agreements, commitments or leases, or undertake any activity (including allotment or issuance of any further shares or securities of China eMall), except in the ordinary course of the China eMall Business;

(b) Continue Insurance - continue in full force all existing insurance policies;

(c) Comply with Laws - comply with all laws applicable to the China eMall Business;

(d) Maintain Permits - apply for, maintain in good standing and renew all permits, licenses, registrations and permits necessary to enable it to carry on the China eMall Business as now conducted; and

(e) Distributions - not pay any amount or dividend or otherwise make any distribution to its shareholders or any non-arm's length Person out of the normal course.

8.2 Conduct of Uphill Business Prior to Closing. During the Interim Period, Uphill shall:

(a) Conduct Business in Ordinary Course - except as otherwise contemplated or permitted by this Agreement, conduct the Uphill Business diligently and prudently and shall not, without the prior written consent of the Purchaser, enter into any contracts, agreements, commitments or leases, or undertake any activity (including allotment or issuance of any further shares or securities of Uphill ), except in the ordinary course of the Uphill Business;

(b) Continue Insurance - continue in full force all existing insurance policies;

(c)      Comply  with  Laws -  comply  with all laws  applicable  to the  Uphill
         Business;

(d) Maintain Permits - apply for, maintain in good standing and renew all permits, licenses, registrations and permits necessary to enable it to carry on the Uphill Business as now conducted; and

(e) Distributions - not pay any amount or dividend or otherwise make any distribution to its shareholders or any non-arm's length Person out of the normal course.

8.3 Conduct of GDCT Business Prior to Closing. During the Interim Period, GDCT shall:

(a) Conduct Business in Ordinary Course - except as otherwise contemplated or permitted by this Agreement, conduct the GDCT Business diligently and prudently and shall not, without the prior written consent of the

         Purchaser, enter into any contracts, agreements, commitments or leases, or undertake any activity (including allotment or issuance of any further shares or securities of GDCT), except in the ordinary course of the GDCT Business;

(b) Continue Insurance - continue in full force all existing insurance policies;

(c)      Comply  with  Laws -  comply  with  all  laws  applicable  to the  GDCT
         Business;

(d) Maintain Permits - apply for, maintain in good standing and renew all permits, licenses, registrations and permits necessary to enable it to carry on the GDCT Business as now conducted; and

(e) Distributions - not pay any amount or dividend or otherwise make any distribution to its shareholders or any non-arm's length Person out of the normal course.

8.4 Conduct of the Purchaser Prior to Closing. During the Interim Period, the Purchaser shall comply with all laws applicable to the Purchaser.

8.5      Conduct of the Purchaser After Closing.

         The Purchaser shall not transfer or cause Uphill or GDCT to transfer any common shares of China eMall without providing at least 45 days' written notice to the holders of the Exchangeable Shares outstanding at that time, of such intention so that the holders of the Exchangeable Shares have the option of exchanging their Exchangeable Shares at that time.

(b)      During  the  period  from  Closing   until  there  are  no  longer  any
         Exchangeable Shares outstanding, the Purchaser shall not:

         take actions that prejudice the holders of Exchangeable Shares, by unduly diminishing the value of that which they are entitled to receive on the conversion/exchange of their shares, provided that the Purchaser shall not be liable hereunder for reasonable decisions made in the ordinary course of business, or for fluctuations in market price caused by factors beyond its control;

         cause China eMall to commence, continue or complete any liquidation, dissolution or winding-up of China eMall or other distribution of the property or assets of China eMall among its shareholders for the purpose of winding-up its affairs without the express written consent of a majority of the votes attaching to the holders of Exchangeable Shares outstanding from time to time; or

         cause China eMall to sell or dispose of all or substantially all of its assets or property without the express written consent of a majority of the votes attaching to the holders of Exchangeable Shares outstanding from time to time.

(c) Notwithstanding the provisions in 8.5 (a) and (b) above the Purchaser shall be entitled to complete statutory amalgamations between Uphill, GDCT and/or China eMall without consent of the holders of Exchangeable Shares provided that the amalgamated corporation has the same articles and by-laws as China eMall.

8.5A     Covenants of Vendors After Closing.

         GDCT. Within 90 days after Closing the GDCT Vendors shall provide the Purchasers with the Financial Statements and completed tax returns for GDCT for the year ended January 31, 2000 and the interim period from January 31, 2000 up to Closing.

         Uphill. Within 90 days after Closing the Uphill Vendors shall provide the Purchasers with the Financial Statements and completed tax returns for Uphill for the last completed fiscal year and the interim period from the last fiscal year end up to Closing.

8.6      Access for Investigation.

(a) The Purchaser, the China Vendors and China eMall shall permit the other Parties and their Authorized Representatives, until the Closing Date, to have reasonable access during normal business hours to their respective premises and their respective Records to enable confirmation of the accuracy of the Records and the matters represented and warranted in Articles IV, V and VI .

(b) Until the Closing Date and, in the event the termination of this Agreement without the completion of the transactions contemplated hereby, each of the Parties shall thereafter, subject to subsection 8.6(c), use its best efforts to keep confidential and not use for its own purpose (other than as contemplated by this Agreement) any information obtained from any other Party with respect to the other Party's affairs. If this Agreement is terminated, all documents, working papers and other written material obtained by the Party from the other party in connection with this Agreement and not previously made public (and all copies thereof) shall be returned to the other Party promptly after such termination.

(c) The obligation of each of the Parties under subsection 8.6(b) to keep confidential and not use any information shall not apply to information which:

         (i) becomes generally available to the public other than as a result of a disclosure by the Party or its representatives in violation of this Agreement;

         (ii) was available to the Party on a non-confidential basis prior to its disclosure by the other party or their representatives;

         (iii) becomes available to the party on a non-confidential basis from a source other than the other Party or its representatives, provided that such source is not bound by a confidentiality agreement with the other Party; or

         (iv)     the Party is required by law to disclose.

8.7 Closing Documents. The Ancillary Agreements shall be executed and delivered by the Parties thereto at the Closing time.

8.8 Corporate Proceedings. On or before the Closing Date, each Party (which is a corporation) shall provide to the other Parties certified copies of all necessary proceedings and resolutions, corporate or otherwise, and all other necessary actions, corporate or otherwise, authorizing the execution and delivery of this Agreement and the matters contemplated in it.

8.9 Actions to Satisfy Closing Conditions. Each Party shall take all such actions as are within its power to control, and shall use its best efforts to cause other actions to be taken which are not within its power to control, so as to ensure compliance with any conditions set forth in this Agreement which are for the benefit of itself or any other Party.

8.10 Purchaser's Proceedings. The Purchaser shall, on or immediately following Closing, complete and diligently pursue a Form 10SB, Form SB-2 or other suitable filing with the US Securities and Exchange Commission ("SEC") so as to register all the common shares of the Purchaser issued to or issuable to the China Vendors, including the Uphill Vendors and the GDCT Vendors, pursuant to this Agreement to permit such common shares to be freely tradeable. The Purchase shall also maintain its reporting company status with the SEC while there are Exchangeable Shares outstanding.

8.11 Exemption Order. After Closing the Purchaser shall make an application to the Ontario Securities Commission for an exemption order to permit the resale of common shares of the Purchaser that are issued to the China Vendors, including the Uphill Vendors and the GDCT Vendors, with the expense being shared 50% by the Purchaser and 50% by the China Vendors who consent to such an application for their respective Exchangeable Shares.

8.12 Management Agreement. On or before the Closing Date, the Purchaser shall enter into a management agreement with Gang Chai.

8.13 Director. On or before the Closing Date, the Purchaser shall cause the appointment of Gang Chai as a director of the Purchaser.


                                   ARTICLE IX
                              CONDITIONS OF CLOSING
                              ---------------------

9.1 Conditions for the Purchaser's Benefit. The Purchaser shall not be obliged to complete the transactions contemplated by this Agreement unless, on the Closing Date, each of the following conditions shall have been satisfied:

(a) Accuracy of Representations - The representations and warranties of the China Vendors and China eMall set forth in sections 4.1, 4.2, 4.3 5.1,
         5.2 and 5.3, respectively, shall be true and correct at the Closing, except as those representations and warranties may be affected by the occurrence of events or transactions expressly contemplated and permitted by this Agreement, including, without limitation, those in the ordinary course of business, and the Purchaser shall have received a certificate from the Vendors and China eMall confirming the foregoing.

(b) Performance of Obligations - China eMall and the China Vendors shall have performed all of the obligations hereunder to be performed by them at or prior to the Closing. China eMall and the China Vendors shall not be in breach of any agreement on its part contained herein;

(c) Deliveries - China eMall and the China Vendors shall have delivered or caused to be delivered to the Purchaser the Ancillary Agreements;

(d)      Approvals  -  All   necessary   approvals  of  the   directors   and/or
         shareholders of China eMall, Uphill and GDCT shall have been obtained or given, as the case may be, on or before the Closing Time;

(e) Completion of Investigations - The investigations and assessments contemplated in section 8.6 shall have been completed and the Purchaser shall be satisfied with the result of such investigations and assessments including, without limitation, the accuracy of the Records and matters represented and warranted in Articles IV and V;

(f) Consents, Authorizations and Registrations - All consents, approvals, orders and authorizations of, from or notifications to any persons or Governmental Authorities required in connection with the completion of any of the transactions contemplated by this Agreement, the execution of this Agreement, the Closing or the performance of any of the terms and conditions of this Agreement shall have been obtained on or before the Closing Date. There shall be no injunction or order issued preventing, and no pending or threatened claim, action, litigation or proceeding, judicial or administrative, or investigation against any Party by any Governmental Authority or Person for the purpose of enjoining or preventing the consummation of this Agreement, or otherwise claiming that this Agreement or the consummation thereof is improper or would give rise to proceedings under any statute or rule of law;

(g) No Loss - During the Interim Period, there has been no material damage to the assets of China eMall, the China eMall Business, GDCT, the GDCT Business, Uphill, the Uphill Business by fire or other peril, whether or not such damage is covered by insurance;

         No Material Changes - There shall have been no material adverse changes in the China eMall Business, the Uphill Business or the GDCT Business, assets or financial condition of China eMall, Uphill or GDCT during the Interim Period. For the purposes of this subsection, the term "material adverse change" shall mean any change in the assets, liabilities or financial condition of China eMall, GDCT, the China eMall Business, Uphill, the Uphill Business or the GDCT Business that may involve material reduction, damage, risk to or destruction of the assets, whether or not the change is covered by insurance; and

         Legal Opinion - Counsel to China eMall and the China Vendors shall deliver to counsel for the Purchaser an opinion confirming that China eMall qualifies for the exemption from the provisions of Part XX of the Securities Act (Ontario) set out in s.93(3)(g) and s.93(1)(d) of said act and that GDCT and Uphill qualify for the exemption from the provisions of Part XX of the Securities Act (Ontario) set out in s. 93(1)(d) of said act and an opinion as to other general matters to the satisfaction of the Purchaser's counsel.

If any one or more of the foregoing conditions shall not have been fulfilled on or before the Closing Date, the Purchaser may terminate this Agreement by notice in writing to the other Parties in which event the Purchaser shall be released from all obligations under this Agreement without any liability and (unless the Purchaser can show that the condition relied upon could reasonably have been performed by the other Parties) the other Parties shall also be released from all obligations hereunder without any liability; provided, however, that the Purchaser shall be entitled to waive compliance with any one or more of such conditions in whole or in part if it shall see fit to do so, without prejudice to its rights of termination in the event of the non-fulfilment of any other condition in whole or in part.

9.2 Conditions for the Benefit of the Vendors. The China Vendors shall not be obliged to complete the transactions contemplated by this Agreement unless, on the Closing Date, each of the following conditions shall have been satisfied:

         (a) Accuracy of Representations - The representations and warranties of the Purchaser set forth in sections 6.1 shall be true and correct at the Closing, except as those representations and warranties may be
         affected  by  the  occurrence  of  events  or  transactions   expressly
         contemplated and permitted by this Agreement, and the Vendors shall have received certificates from the Purchaser confirming the foregoing.

         (b) Performance of Obligations - the Purchaser shall have performed all of the obligations hereunder to be performed by it at or prior to the Closing and the Purchaser shall not be in breach of any agreement on its part contained herein.

         (c) Deliveries - China eMall shall have delivered or caused to be delivered to China Vendors possession of the Exchangeable Shares, free and clear of any Encumbrances.

         (d) Approvals - All necessary approvals by the directors and/or shareholders of the Purchaser shall have been obtained, completed or given, as the case may be, on or before the Closing Time.

         (e) Completion of Investigations - The investigations and assessments contemplated in section 8.6 shall have been completed and the China Vendors shall be satisfied with the results of such investigations and assessments including, without limitation, the accuracy of the Records and matters represented and warranted in Article VI.

         (f) Consents, Authorizations and Registrations - All consents, approvals, orders and authorizations of, from or notifications to any Persons or Governmental Authorities required in connection with the completion of any of the transactions contemplated by this Agreement, the execution of this Agreement, the Closing or the performance of any of the terms and conditions of this Agreement shall have been obtained on or before the Closing Date. There shall be no injunction or order issued preventing, and no pending or threatened claim, action, litigation or proceeding, judicial or administrative, or investigation against any Party by any Governmental Authority or Person for the purpose of enjoining or preventing the consummation of this agreement, or otherwise claiming that this Agreement or the consummation thereof is improper or would give rise to proceedings under any statute or rule of law.

         (g) No Loss - During the Interim Period, there has been no material damage to the assets of the Purchaser by fire or other peril, whether or not such damage is covered by insurance.

         (h) No Material Changes - There shall have been, in the reasonable opinion of China eMall and the China Vendors, no material adverse changes in the assets or financial condition of the Purchaser during the Interim Period. For the purposes of this subsection, the term "material adverse change" shall mean any change in the assets, liabilities or financial condition of the Purchaser that may, in the reasonable opinion of China eMall and the China Vendors involve material reduction, damage, risk to or destruction of the assets whether or not the change is covered by insurance.

         (i) Support Agreement - The Purchaser shall have executed the Support Agreement on or before the Closing Date.

Legal Opinion - Florida counsel to the Purchaser shall provide an opinion that the Purchaser is validly existing under the laws of Florida, that no shareholder approval is required and other such general matters to the satisfaction of counsel to China eMall and the Vendors.

         Exchangeable Shares - Before closing the shareholders of China eMall shall create the Exchangeable Shares by filing articles of amendment of China eMall. The rights, privileges, restrictions and conditions of the Exchangeable Shares shall be as is substantially set out in Schedule 2.8.

         GDCT and Uphill Shares - Before Closing the Uphill Vendors shall cause Uphill to file articles of amendment subdividing the 100 common shares into 700,000 common shares.

         Voting Trust - On Closing the Purchaser and the Vendors holding Exchangeable Shares shall enter into a voting trust agreement in a mutually agreeable form prepared by counsel to China eMall to provide to a trustee, acting on behalf of all of the holders of Exchangeable Shares, voting rights of shares in the capital of the Purchaser equivalent to the voting rights of the common shares in the capital of the Purchaser into which the Exchangeable Shares are exchangeable that will be allotted for purposes of issuance with respect to the Exchangeable Shares; or the Purchaser shall deposit a number of common shares in the capital of the Purchaser equal at all times and from time to time to the number of common share in the capital of the Purchaser into which the outstanding Exchangeable Shares are exchangeable, provided that the voting rights of such shares shall be held by the trustee of such voting trust pursuant to the terms and conditions of such a voting trust agreement in a mutually agreeable form prepared by counsel to China eMall for the benefit of the holders of the outstanding Exchangeable Shares from time to time but all other rights of such common shares in the capital of the Purchaser shall be held by the trustee for the benefit of the Purchaser pursuant to the terms and conditions of such a voting trust agreement in a mutually agreeable form prepared by counsel to China eMall.

If any one or more of the foregoing conditions shall not have been fulfilled on or before the Closing Date, the Vendors may terminate this Agreement by notice in writing to the Purchaser in which event the Vendors shall be released from all obligations under this Agreement without liability and (unless the Vendors can show that the condition relied upon could reasonably have been performed by the Purchaser) the Purchaser shall also be released from all obligations hereunder without liability; provided, however, that the Vendors shall be entitled to waive compliance with any one or more of such conditions in whole or in part if they shall see fit to do so, without prejudice to their rights to termination in the event of the non-fulfilment of any other condition in whole or in part.

                                    ARTICLE X
                                 INDEMNIFICATION
                                 ---------------

10.1 Mutual Indemnifications for Breaches of Warranty, etc. Subject to section 10.3, the Purchaser hereby covenants and agrees with the Vendors and China eMall and the Vendors and China eMall hereby covenant and agree severally with the Purchaser (the parties covenanting and agreeing to indemnify another party under this Article X are hereinafter individually referred to as "Indemnifying Party" and the parties that are being indemnified by another Party under this Article X are hereinafter individually referred to as the "Indemnified Party") to indemnify and save harmless the Indemnified Party, effective as and from the Closing Time, from and against any Claims which may be made or brought against the Indemnified Party and/or which it may suffer or incur as a result of, or arising out of any non-fulfilment of any covenant or agreement on the part of the Indemnifying Party under this Agreement or any Ancillary Agreement or any incorrectness in or breach of any representation or warranty of the Indemnifying Party contained in this Agreement or any Ancillary Agreement.

10.2 Undisclosed Liabilities Indemnity. Notwithstanding section 10.1 and without limiting the generality of section 10.1:

(a) the Vendors and China eMall shall indemnify the Purchaser from all Claims arising from liabilities or obligations to Persons that arise from any act or failure to act of China eMall or the Vendors prior to the Closing Date that is not disclosed to the Purchaser pursuant to Articles IV or V or otherwise prior to Closing; and

(b) the Purchaser shall indemnify China eMall and the Vendors from all Claims arising from liabilities or obligations to Persons that arise from any act or failure to act of the Purchaser prior to the Closing Date that is not disclosed to China eMall and the Vendors pursuant to Articles V or VI or otherwise prior to Closing.

10.3 Limitation on Mutual Indemnification. The indemnification obligations of each of the Parties pursuant to section 10.1 and 10.2 shall be subject to the following:

(a) the applicable limitation mentioned in Article VII respecting the survival of the representations and warranties of the Parties;

(b) the indemnity obligations under section 10.2 shall survive for a period of one (1) year from the Closing Date;

(c)      there  shall be no limit as to amount in  respect  of  breaches  of the
         representations   and   warranties   of  the  Parties   other  than  as
         specifically limited by the provisions of the section; and

(d) an Indemnifying Party shall not be required to indemnify an Indemnified Party until the aggregate Claims sustained by the Indemnified Party exceeds a value of $5,000, in which case the Indemnifying Party shall be obligated to the Indemnified party for all Claims without limit as to amount.

10.4 Procedure for Indemnification. The following provisions shall apply to any Claims for which an Indemnifying Party may be obligated to indemnify an Indemnified Party pursuant to this Agreement:

(a) upon receipt from a third party by the Indemnified Party of notice of a Claim or the Indemnified party becoming aware of a Claim in respect of which the Indemnified Party proposes to demand indemnification from the Indemnifying Party, the Indemnified Party shall give notice to that effect to the Indemnifying Party with reasonable promptness, provided that failure to give such notice shall not relieve an Indemnifying Party from any liability it may have to the Indemnified Party except to the extent that the Indemnifying Party is prejudiced thereby;

(b) in the case of Claims arising from third parties, the Indemnifying Party shall have the right by notice to the Indemnified party not later than thirty (30) days after receipt of the notice described in paragraph (i) above to assume the control of the defence, compromise or settlement of the Claims, provided that such assumption shall, by its terms, be without costs to the Indemnified Party and the Indemnifying Party shall at the Indemnified Party's request furnish it with reasonable security against any costs or other liabilities to which it may be or become exposed by reason of such defence, compromise or settlement;

(c) upon the assumption of control by the Indemnifying Party as aforesaid, the Indemnifying Party shall diligently proceed with the defence, compromise or settlement of the Claims at its sole expense, including employment of counsel reasonably satisfactory to the Indemnified Party and, in connection therewith, the Indemnified Party shall co-operate fully, but at the expense of the Indemnifying Party, to make available to the Indemnifying Party all pertinent information and witnesses under the Indemnified Party's control, make such assignments and take such other steps as in the opinion of counsel for the Indemnifying Party are necessary to enable the Indemnifying Party to conduct such defence; provided always that the Indemnified Party shall be entitled to reasonable security from the Indemnifying Party for the expense, costs of other liabilities to which it may be or may become exposed by reason of such co-operation;

(d) the final determination of any such Claims arising from third parties, including all related costs and expenses, will be binding and conclusive upon the Parties as to the validity or invalidity, as the case may be of such Claims against the Indemnifying Party hereunder; and

(e) should the Indemnifying Party fail to give notice to the Indemnified Party as provided in paragraph (ii) above, the Indemnified Party shall be entitled to make such settlement of the Claims as in its sole discretion may appear advisable, and such settlement or any other final determination of the Claims shall be binding upon the Indemnifying Party.

                                   ARTICLE XI
                              CLOSING ARRANGEMENTS
                              --------------------

11.1 Closing. The Closing shall take place at the offices of Stewart & Associates, Barristers and Solicitors, 1 First Canadian Place, Suite 700, 100 King Street West, Toronto M5X 1C7, Ontario, Canada at the Closing Time on the Closing Date.

11.2 Closing Procedures. At the Closing Time or where specified, prior to the Closing Time;

         China eMall shall issue and deliver to the China Vendors' possession, except GDCT, Uphill and Forte the Exchangeable Shares;

         the China Vendors except GDCT, Uphill and Forte shall convert their China Shares for the Exchangeable Shares;

         GDCT and the Purchaser shall exchange the GDCT Shares and the common shares in the capital of the Purchaser;

         Uphill and the Purchaser shall exchange the Uphill Shares and the common shares in the capital of the Purchaser;

         Forte and the Purchaser shall exchange the China Shares held by Forte and the common shares in the capital of the Purchaser; and

(e) the Parties shall take or shall have taken, as the case may be, the other actions contemplated to be taken by them at or before the Closing contemplated in this Agreement.

11.3 Non-Waiver. No investigations made by or on behalf of the Purchaser, China eMall and the China Vendors at any time shall have the effect of waiving or diminishing the scope of or otherwise affecting any representation, warranty or indemnity made by or imposed upon the Parties pursuant to this Agreement.

                                   ARTICLE XII
                                     GENERAL
                                     -------

12.1     Termination.

(1)      This agreement may be terminated at any time prior to the Closing Date:

         by the mutual agreement of the Parties;

         by the Purchaser within 14 days of the execution of this Agreement if the Purchaser has any concerns whatsoever at its own discretion with respect to the due diligence of Uphill or GDCT; or

         by the Parties if the transactions contemplated by this Agreement would violate any non-appealable final order, decree or judgement of any court or governmental body having competent jurisdiction.

(2) If this Agreement is terminated by a Party under subsection 12.1(1), such termination shall be without liability of either Party to the other parties, or to any of their shareholders, directors, officers, employees, agents, consultants or representatives provided that if such termination shall result from the wilful failure of the Party to fulfil a condition to the performance of the other Parties or to perform a covenant of this agreement or from a wilful breach by the party to this Agreement, the Party shall be fully liable for any and all damages, costs and expenses (including, but not limited to, reasonable counsel fees and disbursements) sustained or incurred by the other Parties.

12.2 Expenses Except as otherwise specified herein, all costs and expenses (including the fees and disbursements of accountants and legal counsel) incurred in connection with this Agreement and completion of the transactions contemplated by this Agreement shall be paid by the Party incurring those expenses.

12.3 Time of Essence. Time shall be of the essence in all respects of this Agreement.

12.4 Notices. Any notice or other communication which is required or permitted to be given or made by one Party to the others hereunder shall be in writing and shall be either personally delivered to such Parties sent by facsimile.

         Any notice shall be sent to the intended recipient at its address as follows:

                              (a) to the Purchaser:

                               c/o Elwin Cathcart
                                6705 Tomken Road
                                   Unit 12-14
                              Mississauga, Ontario
                                     L5T 2J6
                          Facsimile No.: (905) 795-9682

                         and to Stewart & Associates at:

                               c/o Adam K. Szweras
                              Stewart & Associates
                             Barristers & Solicitors
                             Suite 700, P.O. Box 160
                             1 First Canadian Place
                              100 King Street West
                                Toronto, Ontario
                                     M5X 1C7
                          Facsimile No.: (416) 368-7805

             to the China Vendors, except Forte Management Corp. at:

                                c/o Dr. Gang Chai
                              McVicar Minerals Ltd.
                              1 Dundas Street West
                               Suite 2402, Box 13
                                Toronto, Ontario
                                     M5G 1Z3
                          Facsimile No.: (416) 977-8335

                      and to Dexter, Marrelli & Amenta at:

                               c/o James Marrelli
                              1 Dundas Street West
                               Suite 2402, Box 24
                                Toronto, Ontario

                                     M5G 1Z3

                          Facsimile No.: (416) 971-7458

                  and to Vivan Wong, Barrister & Solicitor, at:

                           5400 Yonge Street Suite 401

                               North York, Ontario

                                     M2N 5R5

                          Facsimile No.: (416) 222-8320

                          to Forte Management Corp. at:

                          Facsimile No. (441) 295-5491
or at such other address as any Party may from time to time advise the others by notice in writing. Any notice given by personal delivery shall be deemed to be received on the date of delivery. Any notice sent by facsimile or similar method of recorded communication shall be deemed to have been received on the next Business Day following the date of its transmission.

12.5 Further Assurances. The Parties shall with reasonable diligence do all things and provide all reasonable assurances as may be required to complete the transactions contemplated by this Agreement, and each Party shall provide such further documents or instruments required by any other Party as may be reasonably necessary or desirable to give effect to this Agreement and carry out its provisions, whether before or after the Closing.

12.6 Public Notice. All public notices to third parties and all other publicity concerning the transactions contemplated by this Agreement shall be jointly planned and co-ordinated by the Parties and no Party shall act unilaterally in this regard without the prior written approval of the other Parties, such approval not to be unreasonably withheld.

12.7 Amendment and Waiver. No supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the party to be bound. No waiver of any of the Provisions of this Agreement shall constitute a waiver of any other provision (whether or not similar) nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

12.8 Assignment. This Agreement and the rights or obligations hereunder or thereunder are not assignable by any Party without the prior written consent of the other Parties, which consent shall not be unreasonably withheld. This Agreement shall enure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns.

12.9 Severability. Any provision of this Agreement, which is prohibited or unenforceable in any jurisdiction, shall not invalidate the remaining provisions hereof. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

12.10 Governing Law. The Parties agree that this Agreement shall be governed by the laws of the Province of Ontario, and the federal laws of Canada applicable therein, that Ontario will be the proper forum for any controversy arising in connection with this Agreement and that the courts of which will be the exclusive forums for all such suits, actions or proceedings.

12.11 Counterparts. This Agreement may be executed by the Parties in one or more counterparts, originally or by facsimile signature, each of which when so executed and delivered shall be deemed an original and such counterparts shall together constitute one and the same instrument.

12.12 Prior Agreement Cancelled. The Parties have agreed that the Share Exchange Agreement entered into among them on the 9th day of March, 2000 is hereby cancelled and fully replaced by this present Agreement.

         IN WITNESS WHEREOF this agreement has been executed by the Parties each as of the day and year first before written.

         THIS AGREEMENT IS HEREBY EXECUTED on the date set forth above.

                              VHS NETWORK, INC.


                              Per: _________________________________
                                          A.S.O.

                             CHINA EMALL CORPORATION

                              Per: ___________________________
                                          A.S.O.

                              FORTE MANAGEMENT CORP.


                              Per:
                                          A.S.O.

                              UPHILL CAPITAL INC.


                              Per:__________________________
                                          A.S.O.

                              GDCT INVESTMENT INC.


                              Per:_________________________
                                          A.S.O.

-------------------------            -----------------------------
Witness                              Dr. Gang Chai


-------------------------            -----------------------------
Witness                              Dr. Charles He


-------------------------            -----------------------------
Witness                              Qing Wang

-------------------------            -----------------------------
Witness                              Qin Lu Chai

-------------------------            -----------------------------
Witness                              Tai Xue Shi

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